THE SAVINGS INCENTIVE PLAN OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (As Amended and Restated)

                           December 31, 1998 and 1997

                                     INDEX

Independent Auditors' Report

Financial Statements:

Statements of Net Assets Available for Plan Benefits as of December 31, 1998

Statements of Changes in Net Assets Available for Plan
     Benefits for the Year Ended December 31, 1998

Statements of Net Assets Available for Plan Benefits as of December 31, 1997

Statements of Changes in Net Assets Available for Plan
     Benefits for the Year Ended December 31, 1997

Notes to the Financial Statements

Supplemental Schedules:

Schedule I - Assets Held for Investment Purposes

(A) Item 27a - Schedule of Assets Held for Investment Purposes as of December 31, 1998

(B)   Item 27a - Schedule of Assets Held for Investment Purposes
      Which Were Both Acquired and Disposed of Within the Plan
      Year Ended December 31, 1998

Schedule II - Item 27d - Schedule of Reportable Transactions
     During the Year Ended December 31, 1998

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Citibank, N.A.:

We have audited the accompanying statements of net assets available for plan benefits of The Savings Incentive Plan of Citibank, N.A. and Participating Companies (as Amended and Restated) (the "Plan") as of December 31, 1998 and 1997, and the related statements of changes in net assets available for plan benefits for each of the years in the two-year period ended December 31, 1998. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the Plan as of December 31, 1998 and 1997, and changes in net assets available for plan benefits for each of the years in the two-year period ended December 31, 1998, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental Schedules I-A, I-B and II are presented for the purpose of additional analysis and are not a required part of the basic financial statements, but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974 (ERISA). These supplemental schedules are the responsibility of the Plan's management. The Fund Information in the statements of net assets available for benefits and the statements of changes in net assets available for benefits is presented for purposes of additional analysis rather than to present the net assets available for plan benefits and changes in net assets available for plan benefits of each fund. The supplemental schedules as of December 31, 1998 and Fund Information as of and for the years ended December 31, 1998 and 1997 have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                                      KPMG LLP

New York, New York
March 19, 1999

    THE SAVINGS INCENTIVE PLAN OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
   STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                             As Of December 31, 1998


                                                             TRUST FUNDS at DECEMBER 31, 1998 - PARTICIPANT DIRECTED
                                                    ------------------------------------------------------------------------

                                                         FUND A              FUND B            FUND C             FUND E
                                                         Fixed                               Diversified
                                                         Income            Citigroup           Equity             Capital
                                                       Securities            Stock           Investments       Preservation
                                                          Fund               Fund               Fund               Fund
                                                    ------------------------------------------------------------------------
ASSETS:

INVESTMENTS AT FAIR VALUE
  (Cost: $2,045,393,963 at 12/31/98 (Note 7)

  US GOVERNMENT AND AGENCY
    OBLIGATIONS                                     $   107,019,241    $            --    $     2,081,436    $            --
  CORPORATE BONDS                                        51,397,400                 --                 --                 --
  FOREIGN BONDS                                          10,342,306                 --                 --                 --
  GUARANTEED INVESTMENT CONTRACTS                                --                 --                 --        234,932,463
  SYNTHETIC INVESTMENT CONTRACTS                                 --                 --                 --        221,839,666
  RESALE AGREEMENT                                               --                 --                 --          9,931,000
  COMMINGLED TRUST FUNDS                                  8,196,540         11,127,484        631,620,708                 --
  MUTUAL FUNDS                                                   --                 --                 --                 --
  SEPARATE INVESTMENT PORTFOLIO                                  --                 --                 --                 --
  CITIGROUP MARKET VALUE COMMON STOCK                            --      1,037,777,697                 --                 --
                                                    ------------------------------------------------------------------------

    TOTAL INVESTMENTS                                   176,955,487      1,048,905,181        633,702,144        466,703,129
                                                    ------------------------------------------------------------------------

  CASH                                                           --                 --                 --                 --
  ACCRUED DIVIDENDS & INTEREST                            2,276,179             43,957            128,302          2,542,108
  RECEIVABLE FOR SECURITIES
    SOLD BUT NOT DELIVERED                                       --                 --                 --                 --
  DUE FROM CITIBANK, N.A.                                 5,656,324         31,282,261         20,985,419         15,777,762
  FWD CURRENCY CONTRACTS RECEIVABLE                              --                 --                 --                 --
                                                    ------------------------------------------------------------------------

    TOTAL ASSETS                                    $   184,887,990    $ 1,080,231,399    $   654,815,865    $   485,022,999
                                                    ========================================================================
LIABILITIES:

  PAYABLE TO PARTICIPANTS                                   (24,779)           (55,347)           (43,863)          (155,660)
  PAYABLE FOR SECURITIES PURCHASED
    BUT NOT RECEIVED                                     (6,667,916)                --                 --                 --
  FWD CURRENCY CONTRACTS PAYABLE                                 --                 --            (60,337)                --
                                                    ------------------------------------------------------------------------

    TOTAL LIABILITIES                               $    (6,692,695)   $       (55,347)   $      (104,200)   $      (155,660)
                                                    ========================================================================
NET ASSETS AVAILABLE FOR
  PLAN BENEFITS                                     $   178,195,295    $ 1,080,176,052    $   654,711,665    $   484,867,339
                                                    ========================================================================

PARTICIPANT'S UNITS IN TRUST FUND                        15,972,538        117,414,818         49,593,463         44,386,504
                                                    ========================================================================

UNIT VALUES IN TRUST FUND                           $       11.1564    $        9.1997    $       13.2016    $       10.9238
                                                    ========================================================================

                                                  TRUST FUNDS at DECEMBER 31, 1998 - PARTICIPANT DIRECTED
                                                  -------------------------------------------------------

                                                         FUND F              FUND G             FUND H

                                                                          International                       Cash to be
                                                        Small Cap          Securities         Lifestyle      Distributed to
                                                          Fund                Fund              Funds         Participants
                                                    -----------------------------------------------------    ---------------
ASSETS:

INVESTMENTS AT FAIR VALUE
  (Cost: $2,045,393,963 at 12/31/98 (Note 7)

  US GOVERNMENT AND AGENCY
    OBLIGATIONS                                     $            --    $            --    $            --    $            --
  CORPORATE BONDS                                                --                 --                 --                 --
  FOREIGN BONDS                                                  --                 --                 --                 --
  GUARANTEED INVESTMENT CONTRACTS                                --                 --                 --                 --
  SYNTHETIC INVESTMENT CONTRACTS                                 --                 --                 --                 --
  RESALE AGREEMENT                                               --                 --                 --                 --
  COMMINGLED TRUST FUNDS                                134,330,060                 --                 --                 --
  MUTUAL FUNDS                                                   --        107,113,273                 --                 --
  SEPARATE INVESTMENT PORTFOLIO                                  --                 --        315,150,696                 --
  CITIGROUP MARKET VALUE COMMON STOCK                            --                 --                 --                 --
                                                    -----------------------------------------------------    ---------------

    TOTAL INVESTMENTS                                   134,330,060        107,113,273        315,150,696                 --
                                                    -----------------------------------------------------    ---------------
  CASH                                                           --                 --          2,394,797                 --
  ACCRUED DIVIDENDS & INTEREST                                   --                 --          2,307,801                 --
  RECEIVABLE FOR SECURITIES
    SOLD BUT NOT DELIVERED                                       --                 --         10,322,351                 --
  DUE FROM CITIBANK, N.A.                                 8,873,951          6,086,947         12,171,945          8,949,408
  FWD CURRENCY CONTRACTS RECEIVABLE                              --                 --         88,144,352                 --
                                                    -----------------------------------------------------    ---------------

    TOTAL ASSETS                                    $   143,204,011    $   113,200,220    $   430,491,942          8,949,408
                                                    =====================================================    ===============
LIABILITIES:

  PAYABLE TO PARTICIPANTS                                    (6,218)            (6,300)           (15,136)        (8,949,408)
  PAYABLE FOR SECURITIES PURCHASED
    BUT NOT RECEIVED                                             --                 --        (49,028,044)                --
  FWD CURRENCY CONTRACTS PAYABLE                                 --                 --        (87,454,593)                --
                                                    -----------------------------------------------------    ---------------

    TOTAL LIABILITIES                               $        (6,218)   $        (6,300)   $  (136,497,773)        (8,949,408)
                                                    =====================================================    ===============
NET ASSETS AVAILABLE FOR
  PLAN BENEFITS                                     $   143,197,793    $   113,193,920    $   293,994,169    $            --
                                                    =====================================================    ===============

PARTICIPANT'S UNITS IN TRUST FUND                        13,989,343         11,262,116
                                                    ==================================

UNIT VALUES IN TRUST FUND                           $       10.2362    $       10.0509
                                                    ==================================

                                                         TOTAL
                                                         FUNDS
                                                    ---------------
ASSETS:

INVESTMENTS AT FAIR VALUE
  (Cost: $2,045,393,963 at 12/31/98 (Note 7)

  US GOVERNMENT AND AGENCY
    OBLIGATIONS                                     $   109,100,677
  CORPORATE BONDS                                        51,397,400
  FOREIGN BONDS                                          10,342,306
  GUARANTEED INVESTMENT CONTRACTS                       234,932,463
  SYNTHETIC INVESTMENT CONTRACTS                        221,839,666
  RESALE AGREEMENT                                        9,931,000
  COMMINGLED TRUST FUNDS                                785,274,792
  MUTUAL FUNDS                                          107,113,272
  SEPARATE INVESTMENT PORTFOLIO                         315,150,696
  CITIGROUP MARKET VALUE COMMON STOCK                 1,037,777,697
                                                    ---------------

    TOTAL INVESTMENTS                                 2,882,859,970
                                                    ---------------

  CASH                                                    2,394,797
  ACCRUED DIVIDENDS & INTEREST                            7,298,347
  RECEIVABLE FOR SECURITIES
    SOLD BUT NOT DELIVERED                               10,322,351
  DUE FROM CITIBANK, N.A.                               109,784,017
  FWD CURRENCY CONTRACTS RECEIVABLE                      88,144,352
                                                    ---------------

    TOTAL ASSETS                                    $ 3,100,803,834
                                                    ===============
LIABILITIES:

  PAYABLE TO PARTICIPANTS                                (9,256,711)
  PAYABLE FOR SECURITIES PURCHASED
    BUT NOT RECEIVED                                    (55,695,960)
  FWD CURRENCY CONTRACTS PAYABLE                        (87,514,930)
                                                    ---------------

    TOTAL LIABILITIES                               $  (152,467,602)
                                                    ===============
NET ASSETS AVAILABLE FOR
  PLAN BENEFITS                                     $ 2,948,336,233
                                                    ===============
PARTICIPANT'S UNITS IN TRUST FUND

UNIT VALUES IN TRUST FUND

See Accompanying Notes to the Financial Statements

    THE SAVINGS INCENTIVE PLAN OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
             STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN
                         BENEFITS, WITH FUND INFORMATION
                      For The Year Ended December 31, 1998

                                        TRUST FUNDS FOR THE YEAR ENDED DECEMBER 31, 1998 - PARTICIPANT DIRECTED
                                        ------------------------------------------------------------------------

                                             FUND A              FUND B            FUND C             FUND E
                                             Fixed                               Diversified
                                             Income            Citigroup           Equity             Capital
                                           Securities            Stock           Investments       Preservation
                                              Fund               Fund               Fund               Fund
                                        ------------------------------------------------------------------------
ADDITIONS TO NET ASSETS
  ATTRIBUTED TO:
INVESTMENT INCOME
  NET REALIZED AND UNREALIZED
  APPRECIATION/(DEPRECIATION) IN
  FAIR VALUE OF INVESTMENTS (Note 7)    $     2,445,741    $    (8,149,482)   $   133,839,825    $         9,831
INTEREST                                      9,757,414          1,077,273          1,457,406         27,523,739
DIVIDENDS ON CITIGROUP COMMON STOCK                  --         16,764,144                 --                 --
DIVIDENDS ON OTHER COMMON STOCK                      --                 --          8,880,334                 --
                                        ------------------------------------------------------------------------

  TOTAL INCOME                               12,203,155          9,691,935        144,177,565         27,533,570

CONTRIBUTIONS AND OTHER ADDITIONS
  EMPLOYER                                    6,470,318         28,588,125         19,229,791         16,563,261
  PARTICIPANT VOLUNTARY DEPOSIT               5,383,407         24,746,908         23,548,233          9,284,380
  LOAN REPAYMENTS BY PARTICIPANTS'
    ACCOUNTS                                  1,720,683         12,319,326          5,631,728          9,585,173
                                        ------------------------------------------------------------------------

    TOTAL ADDITIONS                          25,777,564         75,346,293        192,587,317         62,966,384
                                        ------------------------------------------------------------------------
DEDUCTIONS FROM NET ASSETS
  ATTRIBUTED TO:
  PARTICIPANTS' WITHDRAWALS                  (9,213,699)       (56,996,781)       (36,954,304)       (40,099,806)
  LOANS FROM INDIVIDUAL PARTICIPANTS'
    ACCOUNTS                                 (1,678,266)       (14,268,073)        (6,634,969)        (7,186,710)
  DIVESTMENT BY OTHER FUNDS                          --                 --                 --                 --
                                        ------------------------------------------------------------------------

    TOTAL DEDUCTIONS                        (10,891,965)       (71,264,854)       (43,589,273)       (47,286,516)
                                        ------------------------------------------------------------------------
NET CHANGE DURING YEAR BEFORE
  TRANSFERS                                  14,885,598          4,081,440        148,998,044         15,679,868
PARTICIPANTS' TRANSFERS BETWEEN
  FUNDS                                      26,808,492         73,870,350        (30,382,222)        11,902,046
                                        ------------------------------------------------------------------------
    NET INCREASE/(DECREASE)                  41,694,090         77,951,790        118,615,822         27,581,914

NET ASSETS AVAILABLE FOR PLAN
  BENEFITS:
  BALANCE AT BEGINNING OF YEAR              136,501,205      1,002,224,262        536,095,843        457,285,425
                                        ------------------------------------------------------------------------

  BALANCE AT END OF YEAR                $   178,195,295    $ 1,080,176,052    $   654,711,665    $   484,867,339
                                        ========================================================================

                                            TRUST FUNDS FOR THE YEAR ENDED DECEMBER 31, 1998 -
                                                           PARTICIPANT DIRECTED
                                           -----------------------------------------------------

                                                FUND F              FUND G            FUND H

                                                                 International                       Cash to be
                                               Small Cap          Securities         Lifestyle      Distributed to
                                                 Fund                Fund              Funds         Participants
                                           -----------------------------------------------------    ---------------
ADDITIONS TO NET ASSETS
  ATTRIBUTED TO:
INVESTMENT INCOME
  NET REALIZED AND UNREALIZED
  APPRECIATION/(DEPRECIATION) IN
  FAIR VALUE OF INVESTMENTS (Note 7)       $    (6,487,025)   $    11,161,179    $     8,310,580                 --
INTEREST                                            58,015          2,214,671          8,590,753                 --
DIVIDENDS ON CITIGROUP COMMON STOCK                     --                 --                 --                 --
DIVIDENDS ON OTHER COMMON STOCK                         --                 --          1,981,683                 --
                                           -----------------------------------------------------    ---------------

  TOTAL INCOME                                  (6,429,010)        13,375,850         18,883,016                 --

CONTRIBUTIONS AND OTHER ADDITIONS
  EMPLOYER                                       8,683,829          5,891,027         11,757,830          8,949,408
  PARTICIPANT VOLUNTARY DEPOSIT                 10,823,294          6,102,756         12,050,565                 --
  LOAN REPAYMENTS BY PARTICIPANTS'
    ACCOUNTS                                     2,818,122          1,987,292          3,880,357    $            --
                                           -----------------------------------------------------    ---------------

    TOTAL ADDITIONS                             15,896,235         27,356,925         46,571,768          8,949,408
                                           -----------------------------------------------------    ---------------
DEDUCTIONS FROM NET ASSETS
  ATTRIBUTED TO:
  PARTICIPANTS' WITHDRAWALS                     (7,771,079)        (6,373,030)       (18,200,022)        (8,949,408)
  LOANS FROM INDIVIDUAL PARTICIPANTS'
    ACCOUNTS                                    (2,459,678)        (1,692,587)        (4,311,403)                --
  DIVESTMENT BY OTHER FUNDS                             --                 --                 --                 --
                                           -----------------------------------------------------    ---------------

    TOTAL DEDUCTIONS                           (10,230,757)        (8,065,617)       (22,511,425)        (8,949,408)
                                           -----------------------------------------------------    ---------------
NET CHANGE DURING YEAR BEFORE
  TRANSFERS                                      5,665,478         19,291,308         24,060,343                 --
PARTICIPANTS' TRANSFERS BETWEEN
  FUNDS                                        (25,696,007)       (18,206,930)       (38,295,729)                --
                                           -----------------------------------------------------    ---------------
    NET INCREASE/(DECREASE)                    (20,030,529)         1,084,378        (14,235,386)                --

NET ASSETS AVAILABLE FOR PLAN
  BENEFITS:
  BALANCE AT BEGINNING OF YEAR                 163,228,322        112,109,542        308,229,555                 --
                                           -----------------------------------------------------    ---------------

  BALANCE AT END OF YEAR                   $   143,197,793    $   113,193,920      $ 293,994,169                 --
                                           =====================================================    ===============

                                                    TOTAL
                                                    FUNDS
                                               ---------------
ADDITIONS TO NET ASSETS
  ATTRIBUTED TO:
INVESTMENT INCOME
  NET REALIZED AND UNREALIZED
  APPRECIATICN/(DEPRECIATION) IN
  FAIR VALUE OF INVESTMENTS (Note 7)          $   141,130,649
INTEREST                                           50,679,271
DIVIDENDS ON CITIGROUP COMMON STOCK                16,764,144
DIVIDENDS ON OTHER COMMON STOCK                    10,862,017
                                              ---------------

  TOTAL INCOME                                    219,436,081

CONTRIBUTIONS AND OTHER ADDITIONS
  EMPLOYER                                        106,133,589
  PARTICIPANT VOLUNTARY DEPOSIT                    91,939,543
  LOAN REPAYMENTS BY PARTICIPANTS'
    ACCOUNTS                                       37,942,681
                                              ---------------

    TOTAL ADDITIONS                               455,451,894
                                              ---------------
DEDUCTIONS FROM NET ASSETS
  ATTRIBUTED TO:
  PARTICIPANTS' WITHDRAWALS                      (184,558,129)
  LOANS FROM INDIVIDUAL PARTICIPANTS'
    ACCOUNTS                                      (38,231,686)
  DIVESTMENT BY OTHER FUNDS                                --
                                              ---------------

    TOTAL DEDUCTIONS                             (222,789,815)
                                              ---------------
NET CHANGE DURING YEAR BEFORE
  TRANSFERS                                       232,662,079
PARTICIPANTS' TRANSFERS BETWEEN
  FUNDS                                                    --
                                              ---------------
    NET INCREASE/(DECREASE)                       232,662,079

NET ASSETS AVAILABLE FOR PLAN
  BENEFITS:
  BALANCE AT BEGINNING OF YEAR                  2,715,674,154
                                              ---------------

  BALANCE AT END OF YEAR                      $ 2,948,336,233
                                              ===============

See Accompanying Notes to the Financial Statements

    THE SAVINGS INCENTIVE PLAN OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
   STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                             As Of December 31, 1997

                                                             TRUST FUNDS at DECEMBER 31, 1997 - PARTICIPANT DIRECTED
                                                    ------------------------------------------------------------------------

                                                         FUND A              FUND B            FUND C             FUND E
                                                         Fixed                S/B            Diversified
                                                         Income             Citicorp           Equity             Capital
                                                       Securities            Stock           Investments       Preservation
                                                          Fund               Fund               Fund               Fund
                                                    ------------------------------------------------------------------------
ASSETS:

INVESTMENTS AT FAIR VALUE
  (Cost: $1,780,876,569 at 12/31/97 (Note 7)

  US GOVERNMENT AND AGENCY
    OBLIGATIONS                                     $    81,071,491    $            --    $       593,490    $            --
  CORPORATE BONDS                                        44,845,196                 --                 --         30,162,868
  FOREIGN BONDS                                           3,088,817                 --                 --                 --
  GUARANTEED INVESTMENT CONTRACTS                                --                 --                 --        201,901,729
  SYNTHETIC INVESTMENT CONTRACTS                                 --                 --                 --        172,858,637
  RESALE AGREEMENT                                               --                 --                 --         31,026,000
  COMMINGLED TRUST FUNDS                                    481,428         15,691,052        517,916,886                 --
  MUTUAL FUNDS                                                   --                 --                 --                 --
  SEPARATE INVESTMENT PORTFOLIO                                  --                 --                 --                 --
  CITIGROUP MARKET VALUE COMMON STOCK                            --        966,669,940                 --                 --
                                                    ------------------------------------------------------------------------

    TOTAL INVESTMENTS                                   129,486,932        982,360,992        518,510,376        435,949,234
                                                    ------------------------------------------------------------------------
RECEIVABLES:

  ACCRUED DIVIDENDS & INTEREST                            1,973,637             49,593             41,571          2,280,753
  RECEIVABLE FOR SECURITIES
    SOLD BUT NOT DELIVERED                                       --                                    --                 --
  DUE FROM CITIBANK, N.A.                                 5,042,126         23,544,511         17,570,547         19,124,821
  FWD CURRENCY CONTRACTS RECEIVABLE                              --                 --                 --                 --
                                                    ------------------------------------------------------------------------

    TOTAL ASSETS                                    $   136,502,695    $ 1,005,955,096    $   536,122,494    $   457,354,808
                                                    ========================================================================
LIABILITIES:

  PAYABLE TO PARTICIPANTS                                    (1,490)           (10,003)           (25,051)           (69,383)
  PAYABLE FOR SECURITIES PURCHASED
    BUT NOT RECEIVED                                             --         (3,720,831)            (1,600)                --
  FWD CURRENCY CONTRACTS PAYABLE                                 --                 --                 --                 --
  NET UNREALIZED LOSS ON FORWARD CURRENCY
    CONTR'S AND OTHER SECURITY POSITIONS                         --                 --                 --                 --
                                                    ------------------------------------------------------------------------

    TOTAL LIABILITIES                               $        (1,490)   $    (3,730,834)   $       (26,651)   $       (69,383)
                                                    ========================================================================
NET ASSETS AVAILABLE FOR
  PLAN BENEFITS                                     $   136,501,205    $ 1,002,224,262    $   536,095,843    $   457,285,425
                                                    ========================================================================

PARTICIPANTS' UNITS IN TRUST FUND                        13,241,665        107,235,538         52,303,153         44,383,491
                                                    ========================================================================

UNIT VALUES IN TRUST FUND                           $       10.3084    $        9.3458    $       10.2498    $       10.3031
                                                    ========================================================================

                                                   TRUST FUNDS at DECEMBER 31, 1997 - PARTICIPANT DIRECTED
                                                   -------------------------------------------------------

                                                         FUND F              FUND G             FUND H

                                                                          International       Lifestyle        Cash to be
                                                        Small Cap          Securities           Fund         Distributed to
                                                          Fund                Fund         Portfolio 300      Participants
                                                    -----------------------------------------------------    ---------------
ASSETS:

INVESTMENTS AT FAIR VALUE
  (Cost: $1,780,876,569 at 12/31/97 (Note 7)

  US GOVERNMENT AND AGENCY
    OBLIGATIONS                                     $            --    $            --    $            --    $            --
  CORPORATE BONDS                                                --                 --                 --                 --
  FOREIGN BONDS                                                  --                 --                 --                 --
  GUARANTEED INVESTMENT CONTRACTS                                --                 --                 --                 --
  SYNTHETIC INVESTMENT CONTRACTS                                 --                 --                 --                 --
  RESALE AGREEMENT                                               --                 --                 --                 --
  COMMINGLED TRUST FUNDS                                153,593,273                 --                 --                 --
  MUTUAL FUNDS                                                   --        105,346,945                 --                 --
  SEPARATE INVESTMENT PORTFOLIO                                  --                 --        331,871,766                 --
  CITIGROUP MARKET VALUE COMMON STOCK                            --                 --                 --                 --
                                                    -----------------------------------------------------    ---------------

    TOTAL INVESTMENTS                                   153,593,273        105,346,945        331,871,766                 --
                                                    -----------------------------------------------------    ---------------
RECEIVABLES:

  ACCRUED DIVIDENDS & INTEREST                                   --                 --          2,294,471                 --
  RECEIVABLE FOR SECURITIES
    SOLD BUT NOT DELIVERED                                       --                 --          5,390,600                 --
  DUE FROM CITIBANK, N.A.                                10,000,166          6,763,335         13,058,456          7,562,878
  FWD CURRENCY CONTRACTS RECEIVABLE                              --                 --         87,948,300                 --
                                                    -----------------------------------------------------    ---------------

    TOTAL ASSETS                                    $   163,593,439    $   112,110,280    $   440,563,593    $     7,562,878
                                                    =====================================================    ===============
LIABILITIES:

  PAYABLE TO PARTICIPANTS                                    (6,087)              (738)           (17,219)        (7,562,878)
  PAYABLE FOR SECURITIES PURCHASED
    BUT NOT RECEIVED                                       (359,030)                --        (42,229,850)                --
  FWD CURRENCY CONTRACTS PAYABLE                                 --                 --        (87,948,300)                --
  NET UNREALIZED LOSS ON FORWARD CURRENCY
    CONTR'S AND OTHER SECURITY POSITIONS                         --                 --         (2,138,669)                --
                                                    -----------------------------------------------------    ---------------

    TOTAL LIABILITIES                               $      (365,117)   $          (738)   $  (132,334,038)   $    (7,562,878)
                                                    =====================================================    ===============
NET ASSETS AVAILABLE FOR
  PLAN BENEFITS                                     $   163,228,322    $   112,109,542    $   308,229,555    $            --
                                                    =====================================================    ===============

PARTICIPANTS UNITS IN TRUST FUND                         15,464,732         12,652,821         31,129,020
                                                    =====================================================

UNIT VALUES IN TRUST FUND                           $       10.5549    $        8.8604    $        9.9017
                                                    =====================================================

                                                         TOTAL
                                                         FUNDS
                                                    ---------------
ASSETS:

INVESTMENTS AT FAIR VALUE
  (Cost: $1,780,876,569 at 12/31/97 (Note 7)

  US GOVERNMENT AND AGENCY
    OBLIGATIONS                                     $    81,664,981
  CORPORATE BONDS                                        75,008,064
  FOREIGN BONDS                                           3,088 817
  GUARANTEED INVESTMENT CONTRACTS                       201,901,729
  SYNTHETIC INVESTMENT CONTRACTS                        172,858,637
  RESALE AGREEMENT                                       31,026,000
  COMMINGLED TRUST FUNDS                                687,682,639
  MUTUAL FUNDS                                          105,346,945
  SEPARATE INVESTMENT PORTFOLIO                         331,871,766
  CITIGROUP MARKET VALUE COMMON STOCK                   966,669,940
                                                    ---------------

    TOTAL INVESTMENTS                                 2,657,119,518
                                                    ---------------
RECEIVABLES:

  ACCRUED DIVIDENDS & INTEREST                            6,640,025
  RECEIVABLE FOR SECURITIES
    SOLD BUT NOT DELIVERED                                5,390,600
  DUE FROM CITIBANK, N.A.                               102,666,840
  FWD CURRENCY CONTRACTS RECEIVABLE                      87,948,300
                                                    ---------------

    TOTAL ASSETS                                    $ 2,859,765,283
                                                    ===============
LIABILITIES:
  PAYABLE TO PARTICIPANTS                                (7,692,849)
  PAYABLE FOR SECURITIES PURCHASED
    BUT NOT RECEIVED                                    (46,311,311)
  FWD CURRENCY CONTRACTS PAYABLE                        (87,948,300)
  NET UNREALIZED LOSS ON FORWARD CURRENCY
    CONTR'S AND OTHER SECURITY POSITIONS                 (2,138,669)
                                                    ---------------

    TOTAL LIABILITIES                               $  (144,091,129)
                                                    ===============
NET ASSETS AVAILABLE FOR
  PLAN BENEFITS                                     $ 2,715,674,154
                                                    ===============
PARTICIPANTS UNITS IN TRUST FUND

UNIT VALUES IN TRUST FUND

See Accompanying Notes to the Financial Statements

    THE SAVINGS INCENTIVE PLAN OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
             STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN
                         BENEFITS, WITH FUND INFORMATION
                      For The Year Ended December 31, 1997

                                        TRUST FUNDS FOR THE YEAR ENDED DECEMBER 31, 1997 - PARTICIPANT DIRECTED
                                        ------------------------------------------------------------------------

                                             FUND A              FUND B            FUND C             FUND D
                                             Fixed                               Diversified
                                             Income            Citigroup           Equity            Citicorp
                                           Securities            Stock           Investments        Book Value
                                              Fund               Fund               Fund           Common Stock
                                        ------------------------------------------------------------------------
ADDITIONS TO NET ASSETS
  ATTRIBUTED TO:
INVESTMENT INCOME
  NET REALIZED AND UNREALIZED
  APPRECIATION/(DEPRECIATION) IN
  FAIR VALUE OF INVESTMENTS (Note 7)    $     1,916,956    $   183,191,025    $   151,756,581    $     1,760,705
INTEREST                                     11,368,950            469,444            133,569             25,465
DIVIDENDS ON CITICORP COMMON STOCK                   --         16,085,977                 --            794,546
DIVIDENDS ON OTHER COMMON STOCK                      --                 --          9,984,079                 --
                                        ------------------------------------------------------------------------

  TOTAL INCOME                               13,285,906        199,746,446        161,874,229          2,580,716

CONTRIBUTIONS AND OTHER ADDITIONS
  EMPLOYER                                    5,204,987         22,955,832         16,019,469                 --
  PARTICIPANT VOLUNTARY DEPOSIT               4,099,166         17,590,990         17,569,451                 --
  LOAN REPAYMENTS BY PARTICIPANTS'
    ACCOUNTS                                  1,389,917          8,300,396          4,185,264             23,942
  TRANSFER OF BOOK VALUE STOCK
    FUND D TO FUND B                                 --         32,155,358                 --        (32,155,358)
  INVESTMENT BY OTHER FUNDS                   9,600,634                 --            889,285                 --
  ASSET REALLOCATION                        (96,173,157)                --       (149,711,702)                --
                                        ------------------------------------------------------------------------

    TOTAL ADDITIONS                         (62,592,547)       280,749,022         50,825,996        (29,550,700)
                                        ------------------------------------------------------------------------
DEDUCTIONS FROM NET ASSETS
  ATTRIBUTED TO:
  PARTICIPANTS' WITHDRAWALS                  (7,374,290)       (43,089,410)       (25,926,348)          (451,890)
  LOANS FROM INDIVIDUAL PARTICIPANTS'
    ACCOUNTS                                 (1,975,021)       (12,501,926)        (4,470,019)           (24,745)
  DIVESTMENT BY OTHER FUNDS                  (1,908,057)                --        (18,123,865)                --
                                        ------------------------------------------------------------------------

      TOTAL DEDUCTIONS                      (11,257,368)       (55,591,336)       (48,520,232)          (476,635)
                                        ------------------------------------------------------------------------
NET CHANGE DURING YEAR BEFORE
  TRANSFERS                                 (73,849,915)       225,157,686          2,305,764        (30,027,335)
PARTICIPANTS' TRANSFERS BETWEEN
  FUNDS                                      13,596,689        (22,209,236)        23,161,892         (1,132,261)
                                        ------------------------------------------------------------------------
    NET INCREASE/(DECREASE)                 (60,253,226)       202,948,450         25,467,656        (31,159,596)

NET ASSETS AVAILABLE FOR PLAN
  BENEFITS:
  BALANCE AT BEGINNING OF YEAR              196,754,431        799,275,812        510,628,187         31,159,596
                                        ------------------------------------------------------------------------

  BALANCE AT END OF YEAR                $   136,501,205    $ 1,002,224,262    $   536,095,843    $            --
                                        ========================================================================

                                           TRUST FUNDS FOR THE YEAR ENDED DECEMBER 31, 1997 - PARTICIPANT DIRECTED
                                           ------------------------------------------------------------------------

                                                FUND E             FUND F             FUND G            FUND H

                                                Capital                            International       Lifestyle
                                             Preservation         Small Cap         Securities           Fund
                                                 Fund               Fund               Fund          Portfolio 300
                                           ------------------------------------------------------------------------
ADDITIONS TO NET ASSETS
  ATTRIBUTED TO:
INVESTMENT INCOME
  NET REALIZED AND UNREALIZED
  APPRECIATION/(DEPRECIATION) IN
  FAIR VALUE OF INVESTMENTS (Note 7)       $           325    $     9,726,446    $     1,564,451    $    40,027,399
INTEREST                                        28,185,374             71,322             92,535          2,939,825
DIVIDENDS ON CITICORP COMMON STOCK                      --                 --                 --                 --
DIVIDENDS ON OTHER COMMON STOCK                         --             38,071          1,418,609          1,139,672
                                           ------------------------------------------------------------------------

  TOTAL INCOME                                  28,185,699          9,835,839          3,075,595         44,106,896

CONTRIBUTIONS AND OTHER ADDITIONS
  EMPLOYER                                      17,632,207          9,358,001          6,637,287         12,107,774
  PARTICIPANT VOLUNTARY DEPOSIT                  9,119,791         10,612,920          6,422,738         11,127,553
  LOAN REPAYMENTS BY PARTICIPANTS'
    ACCOUNTS                                     8,688,681          2,218,722          1,610,410          3,442,708
  TRANSFER OF BOOK VALUE STOCK
    FUND D TO FUND B                                    --                 --                 --                 --
  INVESTMENT BY OTHER FUNDS                     29,429,371          4,548,108          1,625,315                 --
  ASSET REALLOCATION                           (40,168,400)       (26,107,715)                --                 --
                                           ------------------------------------------------------------------------

    TOTAL ADDITIONS                             52,887,349         10,465,875         19,371,345         70,784,931
                                           ------------------------------------------------------------------------
DEDUCTIONS FROM NET ASSETS
  ATTRIBUTED TO:
  PARTICIPANTS' WITHDRAWALS                    (34,359,842)        (6,959,107)        (6,089,620)       (17,023,962)
  LOANS FROM INDIVIDUAL PARTICIPANTS'
    ACCOUNTS                                    (8,863,391)        (2,423,334)        (1,741,172)        (3,753,431)
  DIVESTMENT BY OTHER FUNDS                       (339,802)        (2,362,308)       (31,085,922)                --
                                           ------------------------------------------------------------------------

  TOTAL DEDUCTIONS                             (43,563,035)       (11,744,749)       (38,916,714)       (20,777,393)
                                           ------------------------------------------------------------------------
NET CHANGE DURING YEAR BEFORE
  TRANSFERS                                      9,324,314         (1,278,874)       (19,545,369)        50,007,538
PARTICIPANTS' TRANSFERS BETWEEN
  FUNDS                                         16,338,666            120,173         (8,996,639)       (20,879,284)
                                           ------------------------------------------------------------------------
    NET INCREASE/(DECREASE)                     25,662,980         (1,158,701)       (28,542,008)        29,128,254

NET ASSETS AVAILABLE FOR PLAN
  BENEFITS:
  BALANCE AT BEGINNING OF YEAR                 431,622,445        164,387,023        140,651,550        279,101,301
                                           ------------------------------------------------------------------------

  BALANCE AT END OF YEAR                   $   457,285,425    $   163,228,322    $   112,109,542    $   308,229,555
                                           ========================================================================

                                              TRUST FUNDS FOR
                                               THE YEAR ENDED
                                            DECEMBER 31, 1997 -
                                            PARTICIPANT DIRECTED
                                            --------------------

                                              Adj. for Fund H

                                               Participation        Cash to be
                                              in the Units of     Distributed to        TOTAL
                                              Other Plan Funds     Participants         FUNDS
                                              ---------------    ---------------  ---------------
ADDITIONS TO NET ASSETS
  ATTRIBUTED TO:
INVESTMENT INCOME
  NET REALIZED AND UNREALIZED
  APPRECIATION/(DEPRECIATION) IN
  FAIR VALUE OF INVESTMENTS (Note 7)          $   272,193,652                 --  $   662,137,540
INTEREST                                                   --                 --       43,286,484
DIVIDENDS ON CITICORP COMMON STOCK                         --                 --       16,880,523
DIVIDENDS ON OTHER COMMON STOCK                            --                 --       12,580,431
                                              ---------------    ---------------  ---------------

  TOTAL INCOME                                    272,193,652                 --      734,884,978

CONTRIBUTIONS AND OTHER ADDITIONS
  EMPLOYER                                                 --          7,562,878       97,478,435
  PARTICIPANT VOLUNTARY DEPOSIT                            --                 --       76,542,609
  LOAN REPAYMENTS BY PARTICIPANTS'
    ACCOUNTS                                               --    $            --       29,860,040
  TRANSFER OF BOOK VALUE STOCK
    FUND D TO FUND B                                       --                 --               --
  INVESTMENT BY OTHER FUNDS                       (46,092,713)   $            --               --
  ASSET REALLOCATION                                       --    $            --     (312,160,974)
                                              ---------------    ---------------  ---------------

  TOTAL ADDITIONS                                 226,100,939          7,562,878      626,605,088
                                              ---------------    ---------------  ---------------
DEDUCTIONS FROM NET ASSETS
  ATTRIBUTED TO
  PARTICIPANTS' WITHDRAWALS                                --         (7,562,878)    (148,837,347)
  LOANS FROM INDIVIDUAL PARTICIPANTS'
    ACCOUNTS                                               --                 --      (35,753,039)
  DIVESTMENT BY OTHER FUNDS                        53,819,954                 --               --
                                              ---------------    ---------------  ---------------

    TOTAL DEDUCTIONS                               53,819,954         (7,562,878)    (184,590,386)
                                              ---------------    ---------------  ---------------
NET CHANGE DURING YEAR BEFORE
  TRANSFERS                                       279,920,893                 --      442,014,702
PARTICIPANTS' TRANSFERS BETWEEN
  FUNDS                                                    --                 --               --
                                              ---------------    ---------------  ---------------

    NET INCREASE/(DECREASE)                       279,920,893                 --      442,014,702

NET ASSETS AVAILABLE FOR PLAN
  BENEFITS:
  BALANCE AT BEGINNING OF YEAR                   (279,920,893)                --    2,273,659,452
                                              ---------------    ---------------  ---------------

  BALANCE AT END OF YEAR                      $            --                 --  $ 2,715,674,154
                                              ===============    ===============  ===============

See Accompanying Notes to the Financial Statements

                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)

                        Notes to the Financial Statements

                           December 31, 1998 and 1997

1. DESCRIPTION OF THE PLAN

The following brief description of the Savings Incentive Plan of Citibank, N.A. and Participating Companies (the "Plan") is provided for general information only. Participants should refer to the Plan document for a more complete description of the Plan's provisions.

The Plan is a defined contribution plan, as defined in Section 414(i) of the Internal Revenue Code of 1986, as amended (the "Code"), sponsored by Citibank and certain affiliates ("Participating Companies"). Citibank is located at 399 Park Avenue, New York, New York 10043. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

The Trust Fund

All contributions to the Plan are held in a Trust Fund established under the Plan and invested in one or more of seven investment funds, as follows: Fund A (Fixed Income Securities Fund), Fund B (Citigroup Common Stock Fund), Fund C (Diversified Equity Investment Fund), Fund E (Capital Preservation Fund), Fund F (Small Cap Fund), Fund G (International Securities Fund) and Fund H (Lifestyle Fund - Portfolio 200, Portfolio 300, Portfolio 400, Portfolio 500). (Former Fund D was terminated effective June 30, 1997 and participant account balances thereunder were reinvested in accordance with instructions from participants. Account balances for which participants provided no instructions were reinvested in Fund B.)

Employer Awards

The annual contributions to the Plan by the Participating Companies are allocated as of the end of the year among participants on the basis of their covered basic compensation as defined by the Plan. Participants credited with at least one year's service and employed on December 31 of that year receive a basic award ("Basic Contribution") equal to 3% of their annual covered basic compensation. Participants may elect to receive the Basic Contribution in cash or defer and invest all or part of it in one or more of the Plan's investment funds (each, a "Fund"). If the participant chooses to defer and invest all or part of the Basic Contribution, subject to various limitations under the Code, such amount is matched by a supplemental award ("Supplemental Contribution"). Each participant choosing such an election must also elect that the amount of the Basic Contribution deferred and the Supplemental Contribution be invested by Citibank as trustee of the Plan (the "Trustee") in Funds A, B, C, E, F, G or H in multiples of 1% of the total amount. Any participant whose employment is terminated during the Plan Year for reasons other than death, severance, or retirement is not eligible for a Basic Contribution for that year. The 3% Basic Contribution is subject to Federal Insurance Contributions Act tax (Social Security) withholding whether the award is taken in cash or is deferred. For 1997 and 1998, the Code has limited the compensation under the Plan on which contributions can be based to $160,000.

Prior to the termination of Fund D on June 30, 1997, the following restrictions were in effect. Effective January 1, 1988, no further investment elections into Fund D (including Basic and Supplemental Contributions, and Deferred Salary Account "DSA" Contributions) were permitted. Participants with investments in Fund D were not permitted to (1) transfer money into Fund D; (2) make new investment elections into Fund D; (3) make lump-sum deposits into Fund D; (4) make accelerated loan repayments into Fund D (for loans granted on or prior to December 31, 1987); or (5) make any loan repayments into Fund D (for loans granted on January 1, 1988 and thereafter). However, Fund D participants were permitted to (1) elect to transfer out of Fund D; (2) withdraw from Fund D; or
(3) take loans from investments in Fund D, as of any applicable quarterly valuation date. Remaining balances as of June 30, 1997 in Fund D were transferred to Fund B.

Deferred Salary Account Contributions

Regardless of whether a participant has satisfied the eligibility requirements for the Basic Contribution, the participant may open a Deferred Salary Account and elect to contribute a portion of his or her annual covered basic compensation, before federal and some state and local taxes are withheld, to the Trust Fund ("DSA Contributions"). The Plan permits participants who are not "highly compensated employees" as defined in the Code to make DSA Contributions to the Plan in an amount not in excess of 18% of a participant's basic compensation for the calendar year. As of December 31, 1998, a highly compensated employee is defined as a participant with annual compensation in excess of $80,000. Under the Code, Basic Contributions and Deferred Salary Account Contributions are considered elective deferrals and are subject to limitations imposed by the Code as described below.

For the years ended December 31, 1998 and 1997, Deferred Salary Account Contributions amounted to $79,420,265 or 86% and $66,628,183 or 87% respectively, of total employee voluntary contributions.

Limitations on Basic Contributions and Deferred Salary Account Contributions

Under the Code, for 1997 and 1998 the maximum amount of deferred Basic Contributions and Deferred Salary Account Contributions permitted is $9,500 and $10,000, respectively, for each participant. Any deferred Basic or Deferred Salary Account Contributions that may not be contributed to the Trust Fund because of the limitation will be returned to the participant as a cash payment. Supplemental Contributions to the Plan are unaffected by this limitation. Additional limitations may be imposed on contributions by or on behalf of highly compensated employees because of rules applicable to the Plan under the Code which prohibit discrimination in favor of such employees.

The total amount which may be allocated to a participant's account from all sources (excluding Rollover Contributions) in any Plan Year is limited by
Section 415 of the Code to the lesser of $30,000 (subject to cost-of-living increases in future years) or 25% of the participant's annual compensation from the employer.

Rollover Contributions

The Plan accepts Rollover Contributions from employees. Such contributions include employee accounts from the qualified plans of their former employers, or from Individual Retirement Accounts (IRAs) or tax-qualified annuities containing solely Rollover Contributions from the qualified plans of their former employers. For the years ended December 31, 1998 and 1997 Rollover Contributions accounted for $12,512,752 or 14% and $9,914,426, or 13% respectively, of total employee voluntary contributions.

Vesting

The Plan is an individual account type plan, in which participants are always 100% vested. If the Plan is terminated, each participant's interest will become payable in full according to Plan provisions.

Withdrawals

In the case of retirement, a participant may elect to receive his or her interest in a single distribution (in cash, or in the case of Fund B, in shares of Citigroup Common Stock) or in equal annual installments, commencing within the later of five years from the date of retirement or age 65, but not later than April 1st of the calendar year immediately following the later of the year in which the participant retires or the year in which the participant attains age 70 1/2, over a period of time not to exceed the lesser of 15 years or the life expectancy of the participant and the participant's designated beneficiary. A participant who terminates employment for any other reason can elect to receive his or her interest in a single distribution of cash or stock at any time following the date of termination, but no later than age 65.

In the case of death of the participant, if the beneficiary is the surviving spouse, such beneficiary may elect to receive the participant's interest beginning no later than April 1st of the year immediately following the year in which the participant would have attained age 70 1/2 over a period of time not to exceed the lesser of 15 years or the life expectancy of the beneficiary. If the beneficiary is not the surviving spouse, such distributions shall begin no later than one year after the death of the participant.

A participant may request a hardship withdrawal from his or her deferred Basic Contributions and Deferred Salary Account to meet an immediate and heavy financial need attributable to (1) unreimbursed medical expenses of the participant, the participant's spouse, children or dependents, (2) the purchase of a primary residence for the participant, (3) tuition for the next twelve months of post-secondary education for the participant, the participant's spouse, children or dependents, (4) payment to avoid eviction from or foreclosure on the participant's principal residence, (5) expenses in connection with the unreimbursed loss of the participant's principal residence or necessary personal property due to natural disaster, (6) payment of funeral expenses for a member of the participant's immediate family, (7) repairs necessary to preserve the participant's principal residence and moving expenses in connection with the purchase of a principal residence, or (8) other hardship or events not specifically listed above.

In order to satisfy the requirement of an immediate and heavy financial need which the participant cannot satisfy from other reasonably available sources, the following conditions must be met: (1) the participant must demonstrate that the withdrawal is not in excess of the amount of the immediate and heavy financial need, (2) the participant must make best efforts to satisfy the need from all other withdrawals, distributions and nontaxable loans available under the Plan and all other plans maintained by Citibank, (3) the participant will not be eligible to make any elective contributions to the Plan or contributions to other plans of Citibank and any employer required under the Code to be aggregated with Citibank for a period of twelve months following the hardship withdrawal, and (4) for the period of the participant's taxable year immediately following the taxable year of the hardship withdrawal, the participant's elective contributions shall not be in excess of the dollar limit ($9,500 in 1997, and $10,000 in 1998) for the year after the hardship withdrawal, less such contributions for the taxable year of the hardship withdrawal.

If a participant's account contains sufficient funds, the participant may also elect to increase the amount of a hardship withdrawal so that the participant receives an amount approximately equal to the hardship need after subtraction of an amount to cover federal, state, and local income taxes and penalties reasonably anticipated to result from the withdrawal.

Withdrawals of pre-1980 employer contributions, subject to a tax penalty described below, may be made as of each New York Stock Exchange business day. Withdrawal of the post-1979 employer contributions (including Basic Contribution and Supplemental Contribution plus Deferred Salary Account Contributions) are permitted following the attainment of age 59 1/2 or on account of permanent and total disability.

A participant may withdraw a part or all of his or her Qualified Voluntary Employee Contributions ("QVEC") and the amount withdrawn will be subject to federal income taxation as ordinary income unless it is transferred to an IRA or another employer's tax-qualified retirement plan in a direct trustee-to-trustee transfer or, alternatively, within 60 days of the participant's actual receipt of the funds. If the participant has not reached age 59 1/2 or is not disabled, an additional 10% penalty tax will be imposed.

Effective January 1, 1987, the Tax Reform Act of 1986 repealed the Code provision that permitted QVECs under the Plan. Any participant who has QVEC contributions under the Plan may not make any additional QVEC contributions, but may continue to maintain such account subject to all terms and conditions of the Plan.

Withdrawals from the Plan which result in taxable income to the participant will be subject to a 10% penalty tax imposed by the Code unless the withdrawal is made after the participant attains age 59 1/2 or on account of the participant's separation from service after age 55, disability or death. Also, no penalty tax is imposed on a hardship withdrawal for medical expenses which exceed 7.5% of the participant's adjusted gross income.

Furthermore, an excise penalty tax of 15% is imposed on the aggregate amount by which taxable payouts and withdrawals from tax-favored retirement programs, including the Plan, and any IRA, exceed $160,000 in a single year. If in any single year the payout includes a distribution that qualifies as a lump-sum distribution under the Code, then the excise tax will apply separately to such distribution in excess of $800,000. In each case, under current law, this penalty is repealed for distributions occurring after 1996.

Participants who do not have all of a taxable distribution transferred directly to another tax-qualified plan or IRA will be subject to mandatory federal income tax withholding of 20%. Certain taxable distributions are not subject to this withholding rule including, but not limited to, substantially equal periodic payments made for a period of ten or more years or for the life (or life expectancy) of the participant.

Loans

The Plan may make loans to participants from the participants' account balances. The maximum amount a participant may borrow is the lesser of 50% of the value of the participant's total account balance or $50,000 reduced by the excess, if any, of the highest outstanding loan balance in the previous twelve months over the outstanding balance on the date the loan is made. Effective September 5, 1997, if a participant has invested in more than one Fund, such funds shall be charged for the amount of the loan on a pro-rata basis. Effective January 1, 1997, participants will be permitted to enter into one Plan loan transaction per calendar year and to have no more than two Plan loans outstanding at any time. All employees who enter into new loan agreements (after 1996) and subsequently leave Citibank will be required to repay their loan within 90 days of their separation of service or the loan will be deemed a taxable distribution.

Loans, except those for the purchase of the participant's primary residence, are repaid over a repayment period of up to five years through payroll deductions as described below, subject to prepayment in full at any time at the option of the participant. Each loan bears a reasonable rate of interest in line with rates charged by lenders for similar commercial loans. The Plan loan rate is based on the commercial 3-year adjustable rate mortgage loan that Citibank charges customers. Such interest is not tax deductible. Because the participant's account balance is reduced by the outstanding principal amount of his or her loan, the outstanding principal amount will not participate in the investment experience of any of the Funds in the Trust Fund.

For active Plan participants, (i.e., active employees of Participating Companies), principal and interest of each loan are repaid by deduction each pay period from such participant's compensation in equal amounts sufficient to fully amortize such loan over the repayment period. All amounts deducted are transmitted not less often than monthly and are reinvested in the Funds on the next valuation date, based on the loan amount taken from such Funds, unless the participant elects to have the repayments invested in another Fund.

The amount of interest included in "Loan Repayments by Participants" in 1998 and 1997 were as follows:

                                        1998              1997
                                        ----              ----

                     Fund A      $   316,982      $    275,000
                     Fund B        2,117,893         1,755,901
                     Fund C          927,072           790,984
                     Fund D                -             5,589
                     Fund E        1,631,274         1,792,900
                     Fund F          459,129           436,535
                     Fund G          326,912           321,128
                     Fund H          664,525           675,383
                                 -----------        ----------
                     Total       $ 6,443,787        $6,053,420
                                 ===========        ==========

The amount of loans outstanding from the Plan on December 31, 1998 and 1997 were $84,970,022 and $82,775,775 respectively.

Participants

There were 51,611 and 48,707 participants in the Plan at December 31, 1998 and 1997, respectively.

2. PLAN CHANGES

Effective August 1, 1997, the Plan changed its process of determining the value of its investments, and accordingly, the per unit purchase cost of the Plan's various investment funds. Previously, the Plan's assets and the per unit cost of its investment funds had been determined once per month. Under the current valuation process, the fair values of the Plan's assets are determined each New York Stock Exchange business day. The per unit purchase cost of each of the Plan's investment funds is also determined each New York Stock Exchange business day based on the fair value of each fund's net assets. Upon this conversion, participant units were adjusted as necessary to ensure that there was no change to the total value of the participants' accounts.

In addition, the Plan changed several of its investment fund options as follows:

(1) Effective June 30, 1997, Fund D was closed. Participants were able to transfer their account balances in Fund D to any other investment fund.

(2) Effective August 1997, Fund E changed from a guaranteed rate fund which invested primarily in time deposits to a capital preservation investment account investing primarily in guaranteed investment contracts and synthetic investment contracts issued by high-quality financial institutions. Fund E is not considered a mutual fund or collective investment trust, but it represents an investment account managed by Citibank N.A. (Global Asset Management).

(3) Effective July 1997, Fund F changed its activity from investing in small capitalization U.S. equity securities to investing in a collective employee benefit trust fund ("CEBT") managed by State Street Global Advisors.

(4) Effective September 1997, Fund G changed from investing in an international equity fund managed by Citibank N.A. (Global Asset Management ) to investing primarily in two separate registered mutual funds. Dimensional Fund Advisors, Inc. serves as investment advisor.

(5) Effective August 1997, Fund H changed from an asset allocation of other Plan investment funds to an investment account investing in various vehicles to match the performance of the Citiselect Lifestyles 300 registered investment company. Fund H is a separate investment account managed by Citibank N.A. (Global Asset Management).

(6) Effective April 1, 1998, three new portfolios (Portfolio 200, Portfolio 400 and Portfolio 500) were added to the Fund H Lifestyle Funds to complement Portfolio 300 by providing diversified alternatives with varied degree of risk.

On October 8, 1998, Citicorp, the parent company of Citibank, N.A., merged with and into a newly formed, wholly owned subsidiary of Travelers Group Inc. ("Travelers") and, subsequently changed its name to Citigroup. Under the terms of the Merger, 1.13 billion shares of Citigroup common stock were issued in exchange for all the outstanding shares of Citicorp common stock based on an exchange ratio of 2.5 shares of Citigroup common stock for each share of Citicorp common stock. Each share of Travelers common stock automatically represents one share of Citigroup common stock. Following the exchange, former shareholders of Citicorp and Travelers each own approximately 50% of the outstanding common stock of Citigroup. Each outstanding share of Citicorp preferred stock was converted into one share of a corresponding series of preferred stock of Citigroup having substantially identical terms. Consequently, Fund B was renamed " Citigroup Common Stock Fund".

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies followed by The Savings Incentive Plan of Citibank, N.A. and Participating Companies (as Amended and Restated) (the "Plan" or "SIP"):

Basis of Accounting and Presentation. The accompanying financial statements have been prepared on the accrual basis of accounting and in accordance with the financial reporting requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates, and will be reported subsequently, if applicable.

Investments. Plan investments are stated at fair value, except for investment contracts which are stated at face value. Stocks and bonds traded on national securities exchanges are valued at their closing market prices; when no trades are reported, they are valued at the most recent bid quotation, securities traded in the over-the-counter market are valued at their last sale or bid price. Investments in Citicorp Book Value Common Stock (Fund D) held by the Plan until June 30, 1997 were valued at book value per share as of the end of each calendar quarter. U.S. Government and Agency Obligations are valued based upon bid quotations for identical or similar obligations. Investments in the Commingled Employee Benefit Trust Funds ("CEBTs") of Citibank, N.A. ("Citibank"), Chancellor Trust Company, and State Street Bank are valued at values per unit reported by such CEBTs, whose valuation methods are similar to the Plan. The investments in the Dimensional Investment Group Inc.'s Mutual Funds are reported at their net asset values at year-end.

The Plan enters into transactions whereby securities are purchased under agreements to resell. Such agreements are carried at purchase price which normally approximates fair value. The Plan received securities that are treated as collateral for cash advanced and the market value of such collateral must equal or exceed the advance at time of purchase. The face amount, reported in the Supplemental Schedule of Assets Held for Investment Purposes, represents the face amount of the underlying collateral.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Securities transactions are recorded on the trade date. Average cost is used to determine gains and losses on sales of such investments.

Securities purchased or sold near year-end may result in payments on these securities not being made or received until after the Plan's year-end. A "Plan Year" is a calendar year. The amounts of such payments are recorded as payables or receivables as of year-end.

The Plan invests in various Funds. The amounts allocated to each Fund may be invested directly in the permitted investments for such Fund, or may be invested in such permitted investments through the medium of any investment vehicle permitted under applicable law. The Trustee may, in its discretion, temporarily invest any part of the amounts allocated to the Trust Fund or to any particular Fund in short-term investments selected by it or through the medium of a commingled employee benefit trust fund established and maintained for such purpose. The Trustee may, for the purpose of remaining fully invested and maintaining liquidity to make distributions from the Trust Fund, trade in financial options and futures (including index options and options on futures) and contracts for the exchange of interest rates, investment performance, currencies or other notional principal in such form and upon such terms as the Trustee or a duly appointed investment manager may direct.

Securities, cash, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing market rates in effect on the valuation date. Income and expenses are translated at the exchange rates prevailing at the date of the transaction. Gains and losses on foreign currency transactions, translations of foreign currency balances, and forward foreign currency contracts, other than investment transactions and translations, are included in net gain/loss on currency translation. Currency gains and losses on investment transactions and translations are included in realized gains/losses from security transactions and change in unrealized appreciation/depreciation of investments.

4. FUNDING POLICY

The Participating Companies have entered into a Declaration of Trust with the Trustee providing for the establishment, management, investment and reinvestment of the Trust Fund. Payments to the Trustee are made by the Participating Companies as specified by the Plan provisions.

5. FEDERAL INCOME TAXES

The Trust Fund is exempt from federal income tax. The Plan received its most recent qualification letter from the IRS on March 27, 1996 stating that the Plan, as then designed, satisfies the requirements applicable to tax-qualified retirement plans under the Code and, accordingly, that the related trust is tax-exempt. The Plan has been amended since receiving the qualification letter. However, the Plan administrator and the Plan's tax counsel believe that the Plan is currently designed and is being operated in compliance with the applicable requirements of the Code. Therefore, no provision for income taxes has been included in the Plan's financial statements.

Participants who do not elect to defer their Basic Contributions are subject to federal income tax at ordinary income tax rates upon distribution to them of their Basic Contributions. Participants are not subject to federal income tax on their deferred Basic and Supplemental Contributions and their Deferred Salary Account Contributions until such time as said amounts are distributed to them. The Basic Contributions and Deferred Salary Account Contributions are subject to withholding for Social Security. Under Section 404 of the Code, the Participating Companies are entitled to deduct their contributions under the Plan for federal income tax purposes.

6. EXPENSES

Administrative expenses are paid by the Participating Companies.

7. INVESTMENTS

The Plan held the following individual investments, whose aggregate fair value equaled or exceeded 5% of the Plan's net assets at December 31, 1998 and 1997:

                                                          1998           1997
                                                          ----           ----
Citigroup Market Value Common Stock                $1,037,777,697   $996,669,940
Chancellor Trust Co. CEBT, Index 500 Fund             601,511,555    510,725,146
State Street Bank and Trust Company CEBT, Russell
  2000 Fund                                              N/A*        153,581,218

* The Plan's investment in the State Street Bank and Trust Company's Russell 2000 Fund did not exceed the 5% threshold.

During 1998, the Plan's investments (including investments purchased, sold and held during the year) appreciated in fair value by $141,130,649 and during 1997 the Plan's investments appreciated in fair value by $662,137,540, as follows:

      Net Realized and Unrealized Appreciation (Depreciation) in Fair Value

                                                        1998            1997
                                                        ----            ----

Fund A
   U.S. Government and Agency Obligations           $  1,639,125    $  1,295,349
   Corporate Bonds                                       707,649         618,564
   Foreign Bonds                                          98,967           3,043
                                                    ------------    ------------
                                                       2,445,741       1,916,956
                                                    ------------    ------------
Fund B
   Citigroup Common Stock                             (8,149,482)    183,191,025
                                                    ------------    ------------
Fund C
   U.S. Government and Agency Obligations                 99,570           1,159
   Commingled Trust Funds                            133,740,255     151,755,422
                                                    ------------    ------------
                                                     133,839,825     151,756,581
                                                    ------------    ------------
Fund D
   Citicorp Book Value Common Stock                            -       1,760,705
                                                    ------------    ------------
Fund E
   Investment Contracts                                    9,831             325
                                                    ------------    ------------
Fund F
   Commingled Trust Funds                             (6,487,025)      9,726,446
                                                    ------------    ------------
Fund G
   Mutual Funds                                       11,161,179       1,564,451
                                                    ------------    ------------
Fund H
   Separate Investment Portfolio                       8,310,580      40,027,399
                                                    ------------    ------------

Total                                               $141,130,649    $389,943,888
                                                    ------------    ------------

Investment in other Funds of the
   Savings Incentive Plan                                      -     272,193,652
                                                    ------------    ------------

Net Realized and Unrealized Appreciation
   in Fair Value of the Plan Assets                 $141,130,649    $662,137,540
                                                    ============    ============

The Plan has a number of Guaranteed Investment Contracts issued by insurance companies and banks at fixed and variable rates carried at contract value. The contract value represents contributions made under the contract less any participant-directed withdrawals plus accrued interest, which had not been received from the issuer, at the contract rate.

The Plan also has Synthetic Guaranteed Investment Contracts ("Synthetic GICs") which, in the aggregate, are carried at contract value which consists of cash, fixed income securities valued at fair value, accrued interest on the fixed income securities, and a wrapper contract valued at the difference between the contract value and fair value of the fixed income securities plus accrued interest on the fixed value liquidity agreement fee. The interest rate is a function of the relationship between the contract value and the value of the underlying assets. The interest rate is reset periodically by the issuer and cannot be less than zero. The interest rate disclosed on the statement of investments represents the rate in effect on December 31, 1998. The underlying assets, the wrapper contract, and the accrued interest receivable are shown in the aggregate on the statement of net assets and by contract on the statement of investments. These contracts are summarized below:

                              Maturity   Contract
     Investment Contracts       Date       Rate    Contract Value    Fair Value
     --------------------       ----       ----    --------------    ----------

Guaranteed Investment Contracts

AIG Life                       12/31/02    6.160%   $31,931,563      $31,931,563
CDC Capital Inc.               9/30/02     6.260     15,113,630       15,113,630
CDC Capital Inc.               8/15/03     6.400     20,000,000       20,000,000
John Hancock                   9/30/01     6.390     25,927,094       25,927,094
John Hancock                    1/2/03     6.330     10,665,233       10,665,233
John Hancock                    1/2/03     6.140      9,308,553        9,308,553
Metropolitan Life              9/30/00     6.250     23,530,956       23,530,956
Metropolitan Life               7/1/02     6.100     16,542,902       16,542,902
New York Life                   4/1/02     6.470     30,410,391       30,410,391
New York Life                   7/1/02     6.220      6,305,481        6,305,481
Principal Mutual               9/30/02     6.490     30,538,358       30,538,358
Principal Mutual               6/30/01     5.850     14,658,302       14,658,302
                                                   ------------     -----------
      Subtotal                                      234,932,463      234,932,463
                                                   ------------     -----------

Synthetic Guaranteed Investment Contracts

Deutsche Bank        *No stated maturity   6.640     65,898,559      65,898,559
National Westminster
  Bank                No stated maturity   6.558     26,909,853      26,909,853
Rabobank              No stated maturity   6.650     73,749,552      73,749,552
UBS                   No stated maturity   6.640     55,281,702      55,281,702
                                                   ------------     -----------
      Subtotal                                      221,839,666     221,839,666
                                                   ------------     -----------

            Total                                  $456,772,129     456,772,129
            -----                                  ============     ===========

* The maturity dates for the Synthetic GICs have not been specified by the parties to the contracts. Certain conditions must occur or the parties may mutually agree to a maturity date at some future time.

8. INVESTMENT FUND OPTION INFORMATION-LIFESTYLE FUNDS

The Plan offers participants investment options similar to the retail offering of Citiselect portfolios, which provide a diversified approach to portfolio management. Each individual investment option in the Lifestyle 200, 300, 400 & 500 portfolios have a different investment risk profile that is monitored by Citibank N.A. (Global Asset Management). At December, 31, 1998, the investment percentage allocations were as follows:

--------------------------------------------------------------------------------------------
                           Lifestyle    Lifestyle     Lifestyle    Lifestyle
Asset Class                   200          300           400          500         Total
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Large Cap Growth           2.82424396  92.76380126   2.10969750   2.30225728        100
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Large Cap Value            3.23910182  91.46343634   2.66660197   2.63085988        100
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Small Cap Growth           3.26677991  88.19032568   3.86481999   4.67807442        100
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Small Cap Value            3.38827880  87.63150706   4.14620670   4.83400744        100
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
International Equity       1.98667941  86.49342126   4.54254812   6.97735121        100
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Domestic Fixed Income      4.17366139  95.30340407   0.52293455         -           100
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
International Bond         3.84965388  92.62919551   2.31870322   1.20244739        100
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Short-Term                19.58357515  75.84407571   2.02447651   2.54787263        100
--------------------------------------------------------------------------------------------

Participant - Directed information as of and for the year ended December 31, 1998 for the Lifestyle Funds were as follows:

                                                      Fund H           Fund H           Fund H         Fund H
                                                    Lifestyle        Lifestyle        Lifestyle       Lifestyle         Total
                                                       Fund             Fund             Fund           Fund          Lifestyle
                                                       200              300              400             500            Funds
                                                  ----------------------------------------------------------------------------------
INVESTMENTS AT FAIR VALUE:

SEPARATE INVESTMENT PORTFOLIO                     $   12,681,412   $   287,420,914   $   7,610,523  $   7,437,847      $315,150,696
                                                  --------------   ---------------   -------------  -------------      ------------

TOTAL INVESTMENTS                                     12,681,412       287,420,914       7,610,523      7,437,847      $315,150,696
                                                      ----------       -----------       ---------      ---------      ------------

NET ASSETS AVAILABLE FOR
     PLAN BENEFITS                                    11,816,474       267,110,837       7,367,502      7,699,356      $293,994,169
                                                      ----------       -----------       ---------      ---------      ------------

PARTICIPANT'S UNITS IN TRUST FUND                      1,151,008        25,092,610         768,112        844,617
                                                       ---------        ----------         -------        -------

UNIT VALUES IN TRUST FUND                                10.2662           10.6450          9.5917         9.1158
                                                  ----------------------------------------------------------------------------------

                                                      Fund H           Fund H          Fund H          Fund H
                                                    Lifestyle        Lifestyle        Lifestyle      Lifestyle          Total
                                                       Fund             Fund            Fund            Fund          Lifestyle
                                                       200              300              400            500             Funds
                                                  ----------------------------------------------------------------------------------
ADDITIONS TO NET ASSETS
  ATTRIBUTED TO:
INVESTMENT INCOME:
  NET REALIZED AND UNREALIZED
  APPRECIATION/(DEPRECIATION) IN
  FAIR VALUE OF INVESTMENTS                          $    34,176      $  9,802,737     $(611,440)      $(914,893)     $   8,310,580
DIVIDENDS                                                 29,170         1,834,037         53,253          65,223         1,981,683
INTEREST                                                 261,662         8,192,647         92,709          43,735         8,590,753
                                                         -------         ---------         ------          ------         ---------
TOTAL INCOME                                           $ 325,008       $19,829,421     $(465,478)      $(805,935)      $ 18,883,016

CONTRIBUTIONS
  EMPLOYER                                               383,750        10,293,929        471,885         608,266        11,757,830
  PARTICIPANT VOLUNTARY DEPOSIT                          508,088         9,434,847        917,951       1,189,679        12,050,565

  LOAN REPAYMENTS - BY PARTICIPANTS' ACCOUNTS             45,632         3,654,847         86,556          93,322         3,880,357
                                                          ------         ---------         ------          ------         ---------

TOTAL ADDITIONS                                      $ 1,262,478       $43,213,044     $1,010,914      $1,085,332       $46,571,768
                                                     -----------       -----------     ----------      ----------       -----------

DEDUCTIONS FROM NET ASSETS
  TO NET
PARTICIPANTS' WITHDRAWALS                              (156,440)      (16,746,711)    (1,156,689)       (140,182)      (18,200,022)
LOAN FROM INDIVIDUAL
  PARTICIPANTS' ACCOUNTS                               (118,099)       (3,969,970)       (74,176)       (149,158)       (4,311,403)
                                                       ---------       -----------       --------       ---------       -----------

TOTAL DEDUCTIONS                                     $ (274,539)     $(20,716,681)   $(1,230,865)      $(289,340)     $(22,511,425)
                                                     -----------     -------------   ------------      ----------     -------------

NET CHANGE DURING YEAR BEFORE
  TRANSFERS                                              987,939        22,496,363      (219,951)         795,992        24,060,343

PARTICIPANTS' TRANSFERS BETWEEN FUNDS                 10,828,535      (63,615,081)      7,587,453       6,903,364      (38,295,729)
                                                      ----------      ------------      ---------       ---------      ------------
NET INCREASE/(DECREASE)                               11,816,474      (41,118,718)      7,367,502       7,699,356      (14,235,386)

NET ASSETS AVAILABLE FOR PLAN BENEFITS

BALANCE AT BEGINNING OF YEAR                                   -       308,229,555              -               -       308,229,555
                                                   -------------      ------------     ----------      ----------      ------------

BALANCE END OF YEAR                                $  11,816,474      $267,110,837     $7,367,502      $7,699,356      $293,994,169
                                                   =============      ============     ==========      ==========      ============

9. FUTURES CONTRACTS

In order to hedge against a decline in the value of its securities or increase in the prices of securities it intends to purchase at a later date, or for investment purposes, the Plan may buy and sell futures contracts. From an investment perspective, the Plan may purchase futures contracts to gain exposure to market changes as it may be more efficient or cost-effective than actually buying securities.

Futures contracts are contracts for delayed delivery of securities or money market instruments in which the seller agrees to make delivery at a specified future date of a specified instrument, at a specified price or yield. Upon entering into a futures contract, the Plan is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) which equal to the daily changes in contract value are recorded as realized gains and losses.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that changes in the value of the contract may not correlate with the value of the underlying securities.

At December 31, 1998 and 1997, the Plan had open positions in futures contracts as disclosed below:

Equity Futures

At December 31, 1998, the Plan held 39 Standard & Poor's 500 Index Futures Contracts. The size of a contract is 500 times the value of the Standard & Poor's 500 Index. As of December 31, 1998, the variation margin receivable of $60,337 represented one day's settlement. At December 31, 1998, the Plan pledged, as collateral on the Futures Contracts, United States Treasury Bills amounting to $2,100,000.

At December 31, 1997, the Plan held 32 Standard & Poor's 500 Index Futures Contracts. The size of a contract is 500 times the value of the Standard & Poor's 500 Index. As of December 31, 1997, the variation margin payable of $1,600 represented one day's settlement. At December 31, 1997, the Plan pledged, as collateral on the Futures Contracts, United States Treasury Bills amounting to $600,000.

Treasury Bonds Futures

At December 31, 1998, the Plan held 25 United States Treasury Long Bond Futures Contracts. As of December 31, 1998, the variation margin receivable of $3,125 represented one day's settlement. At December 31, 1998, the Plan pledged, as collateral on the Futures Contracts, United States Treasury Bills amounting to $60,000.

At December 31, 1997, the Plan held 16 United States Treasury Long Bond Futures Contracts. As of December 31, 1997, the variation margin payable of $9,500 represented one day's settlement. At December 31, 1997, the Plan pledged, as collateral on the Futures Contracts, United States Treasury Bills amounting to $70,000.

10. INVESTMENTS IN FORWARD FOREIGN CURRENCY CONTRACTS

Forward foreign currency contracts are valued at market forward rates obtained from independent market quotations and unrealized appreciation and depreciation is recorded. The Plan will realize a gain or loss upon the closing or settlement of the forward transaction.

A forward foreign currency contract obligates one party to purchase and the other party to sell a specific currency at a set price on a future date. In order to hedge against foreign currency exchange rate risks on foreign currency denominated transactions and holdings or for investment purposes, the Plan may buy or sell forward foreign currency contracts. At December 31, 1998, the Plan had open positions in forward foreign currency exchange contracts as disclosed below:

Commitments to Sell
                                             Settlement         Foreign                U.S. Dollars             Unrealized
          Counterparty             Curr.        Date           Currency            Cost         Fair Value     (Gain)/Loss
          ------------             -----        ----           --------            ----         ----------     -----------

Royal Bank of Canada              CAD         1/12/99        $   5,128,000       $3,344,039     $ 3,355,004     $   (10,965)
Bank of America                   DEM          1/5/99              313,084          187,419         187,903            (484)
Bank of America                   DKK         1/25/99            1,090,000          168,288         171,383          (3,095)
Bank of America                   DKK         1/25/99              644,000           99,981         101,258          (1,277)
Bank of America                   ESP          1/7/99           90,379,110          635,577         636,159            (582)
Morgan Guarantee Trust Co         ESP         2/18/99          576,448,000        4,111,759       4,066,197          45,562
Bank of America                   ESP         2/18/99              938,265            6,639           6,619              20
Deutsche Bank AG                  ESP         2/18/99           85,044,000          601,836         599,890           1,946
Morgan Guarantee Trust Co         FRF         1/27/99            1,948,000          351,311         348,870           2,441
State Street Bank and Trust       HKD         2/26/99            7,688,295          953,883         991,955         (38,072)
State Street Bank and Trust       HKD         2/26/99            1,968,204          247,498         253,940          (6,442)
State Street Bank and Trust       HKD         4/29/99            6,666,400          850,019         858,970          (8,951)
Bankers Trust                     JPY          2/8/99          370,230,000        3,109,347       3,291,915        (182,568)
Bank of America                   JPY         2/24/99          216,156,000        1,842,919       1,926,021         (83,102)
Bank of America                   NOK         1/14/99            1,248,000          167,485         164,026           3,459
Bank of America                   NZD          1/5/99               35,622           18,720          18,747             (27)
Deutsche Bank AG                  NZD          1/8/99              717,000          354,230         377,339         (23,109)
Morgan Guarantee Trust Co         NZD          1/8/99              350,000          187,467         184,196           3,271
Royal Bank of Canada              NZD         1/14/99              265,000          141,861         139,477           2,384
Bank of America                   NZD         1/15/99            9,500,000        4,948,075       5,000,189         (52,114)
Bank of America                   NZD         1/15/99              635,000          331,851         334,223          (2,372)
Credit Suisse/First Boston        NZD         2/22/99            1,144,000          598,037         602,404          (4,367)
Royal Bank of Canada              NZD         2/22/99               95,000           49,616          50,025            (409)
Merrill Lynch & Co                NZD         3/22/99            1,176,000          904,958         903,715           1,243
Royal Bank of Canada              SEK         1/21/99            7,228,000          930,029         890,431          39,598
                                                                                                                -----------

                                                                                Total Commitments to Sell:      $ ( 318,012)
                                                                                                                ===========

Commitments to Buy:

                                           Settlement         Foreign                  U.S. Dollars             Unrealized
         Counterparty             Curr.       Date            Currency             Cost         Fair Value     Gain/(Loss)
         ------------             -----       ----            --------             ----         ----------     -----------

Deutsche Bank                    ATS         1/20/99           10,023,000           836,086         855,913          19,827
Bank of America                  AUD         1/14/99              460,000           294,216         281,921         (12,295)
Merrill Lynch & Co               AUD         1/14/99              527,000           331,515         322,983          (8,532)
Morgan Guarantee Trust           BEL         1/11/99           79,165,000         2,328,382       2,291,532         (36,850)
Morgan Guarantee Trust           CAD         2/11/99            8,938,000         5,800,789       5,848,049          47,260
Deutsche Bank AG                 CAD         2/12/99               86,000            55,563          56,269             706
Bank of America                  CHF         2/16/99              604,000           452,096         441,857         (10,239)
Morgan Guarantee Trust           DEM          2/3/99            2,750,000         1,642,477       1,652,786          10,309
Bank of America                  DEM          2/8/99            4,686,000         2,812,860       2,817,072           4,212
Morgan Guarantee Trust           DEM          2/8/99              715,000           434,123         429,835          (4,288)
Bank of America                  DEM          2/8/99              313,000           187,699         188,166             467
Bank of America                  ESP         2/18/99           90,400,000           637,113         637,671             558
Bank of America                  FIM         1/26/99            2,815,000           544,109         552,790           8,681
Bank of America                  FRF         1/27/99           38,500,000         6,852,363       6,895,009          42,646
Deutsche Bank AG                 FRF         1/27/99            1,175,000           209,664         210,432             768
Deutsche Bank AG                 GBP         1/20/99            1,104,000         1,860,240       1,832,980         (27,260)
Deutsche Bank AG                 IEP         1/15/99              202,000           297,602         300,644           3,042
Deutsche Bank AG                 ITL         1/14/99       11,157,488,000         6,777,600       6,752,533         (25,067)
Deutsche Bank AG                 ITL          2/8/99          306,088,000           186,217         185,472            (745)
Bank of America                  JPY          2/8/99        1,750,310,000        15,103,071      15,562,955         459,884
Deutsche Bank AG                 JPY         2/24/99          449,410,000         3,941,311       4,004,391          63,080
Merrill Lynch & Co.              NLG         1/25/99            4,943,000         2,617,754       2,634,237          16,483
Deutsche Bank AG                 NLG         1/25/99              128,000            68,034          68,214             180
Merrill Lynch & Co               NOK          1/7/99           18,037,000         2,410,719       2,372,189         (38,530)
Royal Bank of Canada             NOK         1/14/99            4,351,000           587,124         571,857         (15,267)
Morgan Guarantee Trust           NOK         1/14/99            2,948,000           395,084         387,459          (7,625)
Bank of America                  PTE         1/13/99           58,935,000           345,457         345,572             115
Bank of America                  SEK         1/21/99            5,654,000           725,681         696,527         (29,154)
Credit Suisse/First Boston       SEK         1/21/99            4,950,000           617,453         609,800          (7,653)
Bank of America                  SEK         1/22/99           10,496,000         1,362,728       1,293,079         (69,649)
Merrill Lynch & Co.              SEK         1/22/99            7,505,000           872,849         868,541          (4,308)
Bank of America                  SEK         1/29/99            5,800,000           723,770         714,761          (9,009)
                                                                                                                   --------

                                                                                   Total Commitments to Buy:       $371,747
                                                                                                                   ========

As of December 31, 1997, the Plan had open positions to sell foreign forward currency contracts in various denominations in exchange for $14,122,717, whose value at December 31, 1997 was $13,807,915 resulting in a loss of $314,802. Additionally, the Plan had open positions to buy forward foreign currency contracts in various denominations in exchange for $73,825,584 whose value at December 31, 1997 was $70,489,084 resulting in a loss of $3,336,500.

11. TERMINATION OF THE PLAN

Although it has not expressed any intent to do so, Citibank has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions of ERISA.

12. SUBSEQUENT EVENTS

Approved March 1, 1999, to be effective January 1, 2000, the Citibank Savings Incentive Plan (SIP) will be replaced with the Citibuilder 401(k) Plan. The 1999 company contribution to be paid in January 2000 will be under the Citibuilder 401 (k) Plan. The following is a brief description of the amendments.

Employer Contributions

Basic and Supplemental Employer Contributions as described under "Description of the Plan - Employer Awards" will be replaced with a Citigroup contribution of up to 3% of Total Employee Compensation. This contribution will be made to the Citigroup Common Stock Fund within the Plan. Total Compensation will include annual base pay, bonuses, shift differentials, incentives, commissions and overtime paid in that year. The maximum compensation on which a contribution will be based is the IRS limit of $160,000. Employees whose total compensation is less than $50,000 will receive a company contribution without having to make deferred salary account (DSA) contributions. For employees whose total compensation is at least $50,000 but less than $250,000 there will be no matching company contribution unless the employee makes DSA contributions. For 1999 only, employees are not required to make DSA contributions to obtain the company contribution. The company contribution will not be subject to Federal Insurance Contributions Act tax (Social Security) withholdings. The company contribution funds will be restricted from transfer, hardship withdrawals and loans until age 55. These contributions will be included (if vested) in determining the amount available for a loan.

For employees hired after December 31, 1998, future company contributions made to their 401(k) account and earnings on these contributions will vest after five years of service. These monies will be zero percent vested until that time. Prior service with Citibank will be counted towards the 5 year vesting requirement.

Employee Contributions

Voluntary employee contributions (DSA) will be calculated on total compensation effective 1/1/2000. The available deferral percentages will be 1-20%
(currently 1-18%) for non-highly compensated employees and 9% (currently the same) for highly compensated employees.

Fees

Fees equal to approximately 0.3% will be deducted from each participant's balance effective 1/1/2000. The plan will allow for the following plan expenses:

o Trustee and custodian fees and other expenses related to investment and management of the plan assets

o Fee and charges of vendors for participant data maintenance and transaction processing; and

o     Production of disclosure documents and similar items.

                                                                    Schedule I-A

                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             As of December 31, 1998

                                     Fund A
                         (Fixed Income Securities Fund)

                                                                         Maturity      Principal                   Fair Value
                                                         Rate              Date         Amount         Cost         12/31/98
                                                        ------           --------     ----------   ------------   ------------
U.S. Government & Agency Obligations
Federal Home Loan Mortgage                              5.750%            7/15/03      1,600,000   $  1,622,750   $  1,641,248
Federal Home Loan Mortgage                              7.500%            4/15/03      1,255,000      1,253,627      1,277,352
Federal Home Loan Mortgage                              4.750%           12/14/01      2,000,000      1,994,688      1,991,880
Federal National Mortgage                               6.500%            12/l/99      2,000,000      2,027,500      2,028,120
Federal National Mortgage                               7.000%            12/1/99      2,500,000      2,553,906      2,553,125
Federal National Mortgage                               6.400%             5/2/01      1,100,000      1,098,471      1,132,142
Federal National Mortgage                               5.750%            4/15/03      1,650,000      1,724,167      1,693,824
Federal National Mortgage                               5.750%            6/15/05      2,000,000      2,060,000      2,065,000
Federal National Mortgage                               4.625%           10/15/01      3,000,000      2,991,630      2,979,360
Federal National Mortgage                               6.500%            11/1/12      1,282,519      1,280,314      1,300,551
Federal National Mortgage                               6.500%            11/1/12        452,923        452,144        459,291
Federal National Mortgage                               6.500%            11/1/12        373,666        373,024        378,920
Federal National Mortgage                               6.500%             8/1/12         34,710         34,650         35,219
Government National Mortgage Assn.                      6.500%           12/15/99      1,600,000      1,631,000      1,630,256
United States Treasury Notes                            7.875%            8/15/01      2,400,000      2,563,108      2,587,488
United States Treasury Notes                            6.375%            7/15/99        500,000        499,181        504,610
United States Treasury Notes                            6.250%            2/15/03      8,900,000      9,283,547      9,411,750
United States Treasury Notes                            5.750%            8/15/03      1,750,000      1,734,311      1,827,385
United States Treasury Notes                            5.875%            2/15/04      9,800,000      9,989,311     10,339,000
United States Treasury Notes                            7.500%           10/31/99     10,000,000     10,359,542     10,223,400
United States Treasury Notes                            6.500%            8/15/05      8,700,000      9,469,956      9,561,822
United States Treasury Notes                            6.250%            8/31/00     18,000,000     18,344,495     18,455,580
United States Treasury Notes                            6.500%           10/15/06      4,500,000      4,828,640      4,991,490
United States Treasury Notes                            6.125%           12/31/01      4,000,000      4,030,876      4,162,480
United States Treasury Notes                            6.250%            6/30/02     10,500,000     10,853,626     11,021,745
United States Treasury Notes                            5.500%            2/15/08      1,100,000      1,138,635      1,165,659
United States Treasury Notes                            5.625%            5/15/08      1,500,000      1,612,507      1,600,544
                                                                                                   ------------   ------------
Total U.S. Government & Agency Obligations                                                         $105,805,606   $107,019,241

Corporate Bonds
ABN AMRO Bk. N.V. Chicago Notes                         7.125%            6/18/07      1,500,000   $  1,527,185   $  1,616,475
American Express Master Treasury Svc.                   5.375%            7/15/01      1,630,000      1,580,589      1,630,505
Bayerische Landesbank                                   5.875%            12/1/08      1,600,000      1,598,672      1,635,840
Bear Stearns Cos. Inc.                                  6.750%            8/15/00      1,000,000      1,008,220      1,014,600
Bear Stearns Cos. Inc.                                  6.650%            12/1/04      1,250,000      1,248,600      1,285,812
Branch Banking & Tr. Co. Wilson, N.C.                   5.700%             2/1/01      1,000,000        984,320      1,005,200
California Infrastructure                               6.320%            9/25/05      1,250,000      1,258,642      1,285,412
Cendant Corp.                                           7.750%           12/01/03      1,800,000      1,796,904      1,819,206
Comcast Cable Corp.                                     6.200%           11/15/08      1,650,000      1,648,872      1,680,327
CWABS Inc.                                              6.525%            2/25/14        400,724        400,724        401,549
Dayton Hudson Credit Card Master                        6.250%            8/25/05      1,225,000      1,222,372      1,261,211


                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             As of December 31, 1998


                                     Fund A
                         (Fixed Income Securities Fund)

                                                                        Maturity      Principal                    Fair Value
                                                        Rate              Date          Amount         Cost         12/31/98
                                                       ------           --------      ----------   ------------   ------------
Dell Computer Corp.                                    6.550%            4/15/08      1,150,000      1,148,217      1,169,849
El Paso Natural Gas Co.                                6.750%           11/15/03      1,000,000      1,016,390      1,033,360
Finova Cap. Corp.                                      5.875%           10/15/01      1,650,000      1,648,366      1,651,254
First Interstate Bankcorp                              9.000%           11/15/04      1,615,000      1,745,282      1,661,156
G.E. Capital Mortgage Services                         1.000%           12/25/23        548,059        548,059        546,004
General Electric Capital Corporation                   6.290%           12/15/07      1,000,000        996,750      1,022,330
Household Financial Corp.                              6.320%            6/21/99      1,000,000        997,700      1,004,470
Ingersoll Rand Company                                 6.380%           11/19/01        850,000        850,000        869,397
Inter American Dev. Bank                               5.750%            2/26/08      1,400,000      1,391,460      1,445,682
International Lease Finance Corp.                      6.250%           10/15/00      1,000,000      1,015,770      1,012,690
Lehman Brothers, Inc.                                  7.250%           10/15/03      1,000,000        996,330      1,029,440
Lockheed Martin Corp.                                  6.850%            5/15/01      1,000,000        999,190      1,028,750
MBNA Amer. Bank N.A                                    6.000%           12/26/00      1,000,000      1,000,000        992,110
MBNA Master Card Tr.                                   5.800%           12/15/05      1,500,000      1,526,015      1,515,000
MCI Communications Corp.                               6.500%            4/15/10      1,400,000      1,394,330      1,480,164
Mellon Bank Home Equity                                6.520%            7/25/10      1,215,000      1,213,595      1,221,454
Merrill Lynch & Co.                                    6.180%            4/20/04      1,400,000      1,400,000      1,432,802
Nabisco Inc.                                           6.000%            2/15/11      1,350,000      1,349,662      1,333,962
News America Holding                                   7.375%           10/17/08      1,500,000      1,497,590      1,623,855
J.C. Penny Inc.                                        7.250%            4/01/02      1,000,000        999,580      1,045,650
Raytheon Co.                                           6.450%            8/15/02      1,000,000        997,200      1,025,620
Sears Roebuck Acceptance Corp.                         6.560%           11/20/03      1,000,000        982,120      1,037,390
Sun America, Inc.                                      6.200%           10/31/99      1,425,000      1,422,783      1,435,901
Toyota Auto Lease Trust                                6.350%            4/26/04      1,225,000      1,232,034      1,242,221
Toyota Motor Credit Corp.                              5.500%           12/15/08      1,700,000      1,696,634      1,690,990
Travelers Proprty Casualty Corp.                       6.750%            4/15/01      1,200,000      1,200,000      1,234,649
UNUM Corp. Notes                                       6.375%           10/31/00      1,650,000      1,650,000      1,680,442
United Dominion Rlty Inc.                              8.125%           11/15/00      1,650,000      1,648,666      1,655,214
Worldcom Inc.                                          8.875%            1/15/06      1,500,000      1,629,378      1,639,457
                                                                                                  ------------   ------------
Total Corporate Bonds                                                                             $ 50,468,201   $ 51,397,400

Foreign Bonds
British Columbia Prov. Canada                          5.375%           10/29/08      1,650,000      1,641,437      1,646,799
Cable & Wireless Communications                        6.625%             3/6/05      1,450,000      1,445,360      1,461,702
National Australia Bank Ltd.                           6.400%           12/10/07      1,500,000      1,501,062      1,521,525
Rodamco N.V.                                           7.300%            5/15/05      1,500,000      1,580,475      1,595,430
Royal Bank Canada, New York                            6.750%           10/24/11      1,000,000        998,440      1,051,270
Tyco Intl. Group                                       6.375%            6/15/05      1,500,000      1,493,865      1,529,070
United Utils Plc.                                      6.450%            4/01/08      1,500,000      1,505,475      1,536,510
                                                                                                  ------------   ------------
Total Foreign Bonds                                                                               $ 10,166,114   $ 10,342,306

STIF of State Street Bank & Trust Co.                  5.364%                         8,196,540      8,196,540      8,196,540
                                                                                                  ------------   ------------

Total Assets Held For Investment - Fund A                                                         $174,636,461   $176,955,487
                                                                                                  ------------   ------------

                                                                    Schedule I-A

                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             As of December 31, 1998

                                     Fund B
                             (Citigroup Stock Fund)

                                                                        Maturity      Number of                       Fair Value
                                                        Rate              Date          Units           Cost           12/31/98
                                                       ------           --------      ----------    ------------     ------------
Citigroup Market Value Common stock                                                   20,965,206    $509,266,327    $1,037,777,697
                                                                                                    ------------    --------------

STIF of State Street Bank & Trust Co.                  5.364%                         11,127,484      11,127,484        11,127,484
                                                                                                    ------------    --------------

Total Asset Held for Investment - Fund B                                                            $520,393,811    $1,048,905,181
                                                                                                    ============    ==============

                                     Fund C
                      (Diversified Equity Investments Fund)

                                                                                      Number of                       Fair Value
                                                                                        Units           Cost           12/31/98
                                                                                      ----------    ------------     ------------
Comingled Employee Benefit Trusts of
Chancellor Trust Co.
Index 500 Fund                                                                        28,101,188    $303,728,854      $601,511,555
                                                                                                    ------------      ------------

STIF of State Street Bank & Trust Co.                  5.364%                         30,109,153      30,109,153        30,109,153
                                                                                                    ------------      ------------

U.S. Government & Agency Obligations
U.S. Treasury Bills                                                      3/18/99       2,100,000       2,076,947         2,081,436
                                                                                                    ------------      ------------

Total Assets Held for Investment - Fund C                                                           $335,914,954      $633,702,144
                                                                                                    ============      ============

                                     Fund E
                           (Capital Preservation Fund)

                                                                        Maturity      Number of                       Fair Value
                                                        Rate              Date          Units           Cost           12/31/98
                                                       ------           --------      ----------    ------------     ------------
State Street Resale Agreement                          5.125%             1/4/99       9,931,000     $ 9,931,000       $ 9,931,000

Guaranteed Investment Contracts
AIG Life Companies                                     6.160%           12/31/02      31,931,563      31,931,563        31,931,563
CDC Capital Inc.                                       6.400%            8/15/03      20,000,000      20,000,000        20,000,000
CDC Investment Management Corp                         6.260%            9/30/02      15,113,630      15,113,630        15,113,630
John Hancock                                           6.390%            9/30/01      25,927,094      25,927,094        25,927,094
John Hancock                                           6.330%             1/2/03      10,665,233      10,665,233        10,665,233
John Hancock                                           6.140%             1/2/03       9,308,553       9,308,553         9,308,553
Metropolitan Life                                      6.250%            9/30/00      23,530,956      23,530,956        23,530,956
Metropolitan Life                                      6.100%             7/l/02      16,542,902      16,542,902        16,542,902
New York Life Insurance                                6.220%             7/1/02       6,305,481       6,305,481         6,305,481

                                                                    Schedule I-A

                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             As of December 31, 1998

                                     Fund E
                           (Capital Preservation Fund)

                                                                       Maturity       Number of                        Fair Value
                                                        Rate             Date           Units           Cost            12/31/98
                                                       ------          --------       ----------    ------------      ------------
New York Life Insurance                                6.470%             4/1/02      30,410,391      30,410,391        30,410,391
Principal Mutual Life                                  6.490%            9/30/02      30,538,358      30,538,358        30,538,358
Principal Mutual Life                                  5.850%            6/30/01      14,658,302      14,658,302        14,658,302
                                                                                                    ------------      ------------
Total Guaranteed Investment Contracts                                                               $234,932,463      $234,932,463

Synthetic Guaranteed Investment Contracts
Deutsche Bank                                          6.640%         Not Stated      65,898,559      65,898,559        65,898,559
National Westminster Bank                              6.558%         Not Stated      26,909,853      26,909,853        26,909,853
Rabobank                                               6.650%         Not Stated      73,749,552      73,749,552        73,749,552
UBS                                                    6.640%         Not Stated      55,281,702      55,281,702        55,281,702
                                                                                                    ------------      ------------
Total Synthetic Guaranteed Investment Contracts                                                     $221,839,666      $221,839,666

Total Assets Held For Investment - Fund E                                                           $466,703,129      $466,703,129
                                                                                                    ============      ============

                                     Fund F
                                (Small Cap Fund)

                                                                                       Number of                       Fair Value
                                                                                         Units          Cost            12/31/98
                                                                                       ---------    ------------      ------------
Comingled Employee Benefit Trust of
State Street Bank & Trust Company
Russell 2000 Fund                                                                      5,823,221    $128,485,919      $134,330,060
                                                                                                    ------------      ------------

Total Assets Held for Investment - Fund F                                                           $128,485,919      $134,330,060
                                                                                                    ============      ============

                                     Fund G
                         (International Securities Fund)

                                                                                       Number of                       Fair Value
                                                                                         Units          Cost            12/31/98
                                                                                       ---------    ------------      ------------
Mutal Funds of Dimensional Investment Group Inc.
Emerging Markets Portfolio II                                                            973,688    $  9,113,610      $  6,504,236
International Value Portfolio IV                                                      10,010,849      99,423,718       100,609,037
                                                                                                    ------------      ------------

Total Assets Held for Investment - Fund G                                                           $108,537,328      $107,113,273
                                                                                                    ============      ============

                                                                    Schedule I-A

                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             As of December 31, 1998

                                     Fund H
                                (Lifestyle Fund)

                                                                    Maturity      Number of                      Fair Value
                                                     Rate             Date          Units          Cost           12/31/98
                                                    ------          --------      ----------   ------------     ------------
Large Cap Growth
American International Group Inc.                                                      3,600     $  235,417     $  347,850
Ameritech Corp                                                                        10,500        467,402        665,437
Automatic Data Processing Inc.                                                         3,800        247,757        304,712
Bank of New York Inc.                                                                  8,400        296,089        338,100
Bed Bath & Beyond Inc.                                                                20,300        608,757        692,737
Cardinal Health Inc.                                                                   8,900        440,290        675,287
Carnival Corp                                                                          6,400        299,408        307,200
Ceridian Corp                                                                          4,300        274,437        300,193
Cisco Systems Inc.                                                                     9,800        349,574        909,562
Cintas Corp                                                                            8,000        408,572        563,500
Clorox Co                                                                              5,500        457,358        642,468
Coca-Cola Co                                                                           7,300        556,237        488,187
Compaq Computer Corp                                                                  12,600        417,090        528,412
Compuware Corp                                                                         5,300        258,901        414,062
Costco Cos Inc.                                                                        4,600        306,698        332,062
Danaher Corp                                                                           9,100        334,569        494,243
Dell Computer Corp                                                                     6,200        399,649        453,762
E M C Corp                                                                             8,400        321,675        714,000
Ecolab Inc.                                                                            8,800        307,273        318,450
Elan Plc                                                                               4,800        307,641        333,900
Federal Home Loan Mortgage                                                             4,700        264,800        302,856
Federal National Mortgage Association                                                 11,600        582,203        858,400
Fifth Third Bancorp                                                                    4,200        244,338        299,512
Finova Group Inc.                                                                      6,100        354,458        329,018
Firstar Corp                                                                           4,000        280,679        373,000
General Electric Co                                                                   19,900      1,360,906      2,031,043
Health Management Associate                                                           15,400        332,806        333,025
Home Depot Inc.                                                                       12,400        409,415        758,725
Intel Corp                                                                            10,300        851,178      1,221,193
IBM                                                                                    2,950        509,790        545,012
Interpublic Group Cos Inc                                                              5,200        317,590        414,700
Johnson & Johnson                                                                      7,700        572,758        645,837
Leggett & Platt Inc                                                                    3,100         67,517         68,200
Lilly Eli & Co                                                                        11,600        850,993      1,030,950
Medtronic Inc.                                                                        12,200        687,674        905,850
Merck & Co Inc.                                                                        6,100        599,589        900,893
Microsoft Corp                                                                        13,900      1,237,625      1,927,756
Paychex Inc.                                                                           7,600        262,584        390,925
Pfizer Iinc.                                                                           8,200        595,695      1,028,587
Procter & Gamble Co                                                                   10,100        784,653        922,256
SBC Communications Inc.                                                               11,000        520,566        589,875
Schering Plough Corp                                                                  17,500        611,294        966,875
Solectron Corp                                                                         4,825        212,269        448,423
Staples Inc.                                                                           7,700        273,189        336,393

                                                                    Schedule I-A

                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             As of December 31, 1998

                                     Fund H
                                (Lifestyle Fund)

                                                                    Maturity      Number of                   Fair Value
                                                     Rate             Date          Units         Cost         12/31/98
                                                    ------          --------      ----------  ------------   ------------
Sunguard Data Systems Inc.                                                           16,500        487,131       654,843
Wal Mart Stores Inc.                                                                 14,200        527,899     1,156,412
Walgreen Co                                                                           7,900        222,989       462,648
Warner Lambert Co                                                                     4,100        192,879       308,268
Zions Bancorp                                                                         9,900        408,489       617,519
STIF of State Street Bank & Trust Co.               5.364%                          950,794        950,799       950,799
                                                                                               -----------   -----------
Total Large Cap Growth                                                                         $22,869,549   $31,603,917

Large Cap Value
AMR Corp                                                                              6,200    $   379,527   $   368,125
Aeroquip Vickers Inc.                                                                11,200        602,884       335,300
Air Prod & Chems Inc.                                                                 7,000        278,852       280,000
Allstate Corp                                                                        12,400        487,374       478,950
American General Corp                                                                 3,300        186,036       257,400
Arrow Electronics Inc                                                                10,800        306,141       288,225
Avnet Inc                                                                             5,600        340,542       338,800
Bank One Corp                                                                         8,600        451,804       439,137
Bank America Corp                                                                     7,500        436,266       450,937
Bank Boston Corp                                                                      4,000        163,019       155,750
Beckman Coulter Inc                                                                   7,300        348,875       396,025
Bell Atlantic Corp                                                                    8,700        407,853       461,100
Burlington Northern Santa Fe                                                          2,400         77,861        81,000
Cigna Corp                                                                            7,300        432,051       564,381
Case Corp                                                                            25,600      1,406,142       558,400
Chase Manhattan Corp                                                                 12,200        684,430       830,362
Cinergy Corp                                                                          3,400        114,416       116,875
Columbia / HCA Healthcare Corp                                                       11,600        337,272       287,100
Consolidated Stores Corp                                                                100          3,443         2,018
Cooper Cameron Corp                                                                   2,100         77,516        51,450
Cummins Engine Inc                                                                   11,900        922,231       422,450
DTE Energy Co                                                                         5,600        180,851       240,100
Dana Corp                                                                             9,600        429,945       392,400
Delta Air Lines Inc                                                                   7,200        384,203       374,400
Dillards Inc                                                                          9,600        360,504       272,400
Dole Food Inc                                                                         1,100         35,747        33,000
Duke Energy Co                                                                        2,900        162,780       185,781
Eaton Corp                                                                            2,100        185,007       148,443
Entergy Corp                                                                          5,700        143,551       177,412
Everest Reinsurance Holdings                                                          8,100        297,168       315,393
FMC Corp                                                                              3,300        254,529       184,800
First Data Corp                                                                      17,200        435,603       545,025
First Union Corp                                                                     12,900        631,017       784,481

                                                                    Schedule I-A

                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             As of December 31, 1998

                                     Fund H
                                (Lifestyle Fund)

                                                                    Maturity      Number of                   Fair Value
                                                     Rate             Date          Units         Cost         12/31/98
                                                    ------          --------      ----------  ------------   ------------
Ford Motor Co                                                                       12,600       462,324        739,462
Foundation Health Systems Inc.                                                      17,500       371,537        208,906
GPU Inc.                                                                             4,800       171,120        212,100
General Motors Corp                                                                 16,200     1,036,901      1,159,312
Goodyear Tire and Rubber Co                                                          9,900       609,392        499,331
Grace W R & Co                                                                      13,500       203,707        211,781
Harnischfeger Industries Inc                                                        12,700       290,496        129,381
Hartford Financial Services Group                                                    7,300       313,719        400,587
Healthsouth Corp                                                                    31,900       333,852        492,456
IBP Inc.                                                                             8,100       185,120        235,912
IMC Globallinc                                                                       7,800       278,418        166,725
Inland Steel Industries Inc.                                                        11,000       258,063        185,625
International Businees Machine Corp                                                  4,800       554,669        886,800
Kennametal Inc.                                                                      7,100       322,338        150,875
Liz Claiborne Inc.                                                                  17,200       574,501        542,875
Mallinckrodt, Inc.                                                                   4,400       156,895        135,575
Morton International Inc.                                                            4,400       119,015        107,800
Nabors Industries Inc.                                                              14,500       286,601        196,656
Old Republic International Corp                                                     11,050       264,185        248,625
Olsten Corp                                                                         18,200       324,368        134,225
Owens Corning                                                                       15,100       569,788        535,106
PNC Bank Corp                                                                        9,800       507,903        530,425
Parker Hannifin Corp                                                                11,550       425,413        378,263
Phillip Morris Companies Inc.                                                       11,100       532,806        593,850
Phillips Petroleum Co                                                                3,300       157,959        140,662
RJR Nabisco Holdings Corp                                                           16,000       566,748        475,000
Reliastar Financial Corp                                                             7,500       286,672        345,937
Republic New York Corp                                                               4,900       256,739        223,256
Rohm & Haas Co                                                                       9,900       317,369        298,237
Sears Roebuck & Co                                                                   7,800       381,367        331,500
Southern Co                                                                          7,200       199,829        209,250
Springs Industries Iinc                                                              5,100       235,248        211,331
Standard Register Company                                                            3,400       113,576        105,187
TRW Inc                                                                              6,500       347,069        365,218
Tecumseh Products Co                                                                 5,300       292,843        247,112
Tektronix Inc                                                                       12,300       457,991        369,768
Tenet Healthcare Corp                                                               16,400       454,424        430,500
Toys "R" Us Inc                                                                     20,400       589,096        344,250
Transatlantic Holdings Inc.                                                          3,800       274,521        287,137
Ultramar Diamond Shamrock                                                           12,800       393,361        310,400
United Healthcare Corp                                                               9,200       317,659        396,175
Universal Foods Corp                                                                14,400       278,159        395,108
VF Corporation                                                                      12,000       548,539        562,500
Washington Mut Inc.                                                                 11,000       427,418        420,069

                                                                    Schedule I-A

                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             As of December 31, 1998

                                     Fund H
                                (Lifestyle Fund)

                                                                    Maturity      Number of                   Fair Value
                                                     Rate             Date          Units         Cost         12/31/98
                                                    ------          --------      ----------  ------------   ------------
Westvaco Corp                                                                        4,400         139,789       117,979
STIF of State Street Bank & Trust Co                5.364%                         963,589         963,589       963,584
                                                                                               -----------   -----------
Total Large Cap Value                                                                          $29,098,536   $27,450,233

Small Cap Growth
AHL Services Inc.                                                                   10,126     $   236,839   $   316,438
Abacus Direct Corp                                                                   9,251         293,129       420,921
Agouron Pharmaceuticals Inc.                                                         1,831          79,894       107,571
American Tower Corp                                                                 10,437         256,333       308,544
ANDRX Corp                                                                           5,315         213,149       272,394
Aptargroup Inc.                                                                      9,445         265,769       265,050
Aapect Dev Inc.                                                                      7,269         291,176       322,108
Bisys Group Inc.                                                                     3,807         187,680       196,537
Barr Labs Inc.                                                                       7,785         233,712       373,680
Beringer Wine Estates Holdings                                                       6,380         252,522       285,106
C Cube Microsystems Inc.                                                            10,332         271,951       280,256
CDW Computer Centers Inc.                                                            2,982         165,038       286,086
Catalina Marketing Corp                                                              5,679         307,818       388,302
Central Parking Corp                                                                 3,751         140,807       121,673
Centura BKS Inc.                                                                     4,626         318,454       344,059
Cullen Frost Bankers Inc.                                                            7,783         378,997       427,092
Data General Corp                                                                   10,563         223,998       173,629
Devry Inc.                                                                          12,525         298,630       383,578
Eagle USA Airfreight Inc.                                                           19,384         529,067       474,908
Electronics For Imaging Inc.                                                         7,997         276,896       321,379
Engineering AnimationInc.                                                            4,418         211,213       238,572
Enhance Financial Services Group Inc.                                                7,002         197,757       210,060
Executive Risk Inc.                                                                  7,269         423,249       399,341
Ha Lo Industries Inc.                                                                8,711         275,529       327,751
Heftel Broadcasting Corp                                                            11,548         434,788       568,739
Horizon Organic Holding Corp                                                         8,550         140,589       132,525
Hub Group Inc.                                                                       7,040         207,231       136,400
ICG Communications Inc.                                                             12,261         267,443       263,612
Jabil Circuit Inc.                                                                   3,078         166,464       229,696
Lamar Advertising Co                                                                15,419         305,039       574,358
Legato Systems Inc.                                                                  6,501         264,706       428,660
Lernout & Hauspie Speech Products                                                    7,768         254,402       253,431
Level One Communications Inc.                                                       10,060         249,413       357,130
Linens N Things Inc.                                                                 6,202         185,657       245,754
Lycos Inc.                                                                           8,491         224,471       471,781
Macromedia Inc.                                                                      9,261         316,151       311,980
Medimmune Inc.                                                                       1,786         128,501       177,595
Mens Wearhouse Inc.                                                                  9,738         239,828       309,182
Mercury Interactive Corp                                                             2,544         146,280       160,908

                                                                    Schedule I-A

                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             As of December 31, 1998

                                     Fund H
                                (Lifestyle Fund)

                                                                    Maturity      Number of                    Fair Value
                                                     Rate             Date          Units          Cost         12/31/98
                                                    ------          --------      ----------   ------------   ------------
Metro Networks, Inc.                                                                 9,422        292,549       401,613
Metzler Group Inc.                                                                  11,219        305,596       546,225
Microchip Technology Inc.                                                            3,398        129,294       125,726
Micron Electronics Iinc                                                             17,018        259,794       294,624
NFO Worldwide Inc.                                                                  11,902        203,782       136,873
NTL Inc.                                                                             4,995        283,466       281,905
Natrol Inc.                                                                         10,009        163,561       110,099
Network Appliance Inc.                                                              10,576        299,250       475,920
Novellus System Inc.                                                                 5,342        263,167       264,429
OM Group Inc.                                                                       11,265        405,784       411,173
PSS World Med Inc.                                                                   5,986        136,930       137,678
Parexel International Corp                                                          13,047        476,797       326,175
Peoples Heritage Financial Group                                                    20,911        360,585       418,220
Petroleum Geo Services                                                              19,665        304,781       309,724
Premier ParkInc.                                                                    10,365        184,556       313,541
Probusiness Services Inc.                                                           14,134        323,032       643,097
Professional Detailing Inc.                                                         12,043        233,626       340,215
Profit Recovery Group International Iinc.                                           15,132        269,126       566,504
RSL Communications Ltd                                                               6,814        195,051       201,013
Rational Software Corp                                                              12,817        317,458       339,651
Rental Services Corp                                                                20,112        481,904       315,507
Roberts Pharmaceutical Corp                                                         17,445        415,350       379,429
Romac International Inc.                                                            11,652        246,879       259,257
SFX Entertainment Inc.                                                               7,519        307,733       412,605
Sapient Corp                                                                         2,891        108,833       161,896
Service Experts Inc.                                                                11,003        354,319       321,838
SIPEX Corp                                                                          18,672        556,383       655,854
Skytel Communications Iinc.                                                         11,152        246,260       246,738
Skywest Inc.                                                                         4,943        150,374       161,574
Steris Corp.                                                                        12,306        332,330       349,952
Sylvan Learning System Inc.                                                          9,136        279,331       278,648
Tekelec Inc.                                                                        16,415        294,036       271,873
Tiffany & Co.                                                                        4,824        224,006       250,245
Total Renal Care Holdings Inc.                                                      22,677        607,566       670,389
Tower Automotive, Inc.                                                              22,183        499,861       553,189
Transaction Systems Architects Inc.                                                  3,400        128,437       170,000
United Rd Services Inc.                                                             22,158        359,428       407,153
U S Trust Corp                                                                         600         42,024        45,600
ViroPharma Iinc.                                                                    13,390        238,469       124,694
Waste Connections Iinc                                                               8,185        140,184       150,397
Western Wireless Corp                                                                6,482        130,559       142,602
Whittman-Hart Inc.                                                                  16,592        278,398       458,352
Whole Foods Market, Inc.                                                             8,141        327,258       393,822
Wiley John & Son                                                                     1,655         62,490        79,956

                                                                    Schedule I-A

                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             As of December 31, 1998

                                     Fund H
                                (Lifestyle Fund)

                                                                    Maturity      Number of                   Fair Value
                                                     Rate             Date          Units          Cost        12/31/98
                                                    ------          --------      ----------   ------------  ------------
Wilmar Industries Inc.                                                                13,259       316,065       269,327
STIF of State Street Bank & Trust Co                5.364%                         2,000,865     2,000,865     2,000,864
                                                                                               -----------   -----------
Total Small Cap Growth                                                                         $24,398,097   $28,042,952

Small Cap Value
Aceptance Insurance Co                                                                15,000   $   345,863   $   303,751
AEHR Test Systems                                                                     42,400       275,427       259,701
Alaska Air Group Inc                                                                     500        17,602        22,126
Alliant Techsystens Inc.                                                               3,500       222,900       288,532
Astro Med Inc.                                                                         2,600        22,197        14,137
Atchison Casting Corp                                                                 25,500       414,833       235,875
Atwood Oceanics Inc.                                                                  13,100       414,131       222,700
Aztar Corp                                                                            43,400       303,507       219,712
Baldor Electric Co                                                                    11,500       237,370       232,875
Brightpoint Inc.                                                                      17,400       249,309       239,250
Brookstone Inc.                                                                        1,900        23,995        32,537
Cannondale Corp                                                                       37,100       669,279       333,900
Carpenter Technology Corp                                                              1,400        68,892        47,512
Centris Group Inc.                                                                    25,400       314,903       247,650
Coachmen Indusrtires Inc.                                                             16,000       302,178       420,000
Commercial Intertech Corp                                                             15,000       252,252       194,062
Commonwealth Industries Inc.                                                          25,500       489,625       239,062
Conrad Indusrtries Inc.                                                                7,800        87,639        30,468
Corrections Corp America                                                               3,200        50,647        56,400
D.R. Horton Inc.                                                                      11,200       175,108       257,600
Depotech Corp                                                                         35,000       110,240        80,937
Dimon Inc.                                                                            42,800       831,790       318,325
Duckwall Alto Stores Inc.                                                             19,100       280,724       253,075
ENSCO International Inc.                                                              10,000       102,981       106,875
ESCO Electronics Corp                                                                 32,250       565,909       292,265
Eagle USA Airfreight Inc.                                                              7,700        96,686       188,650
EASCO Inc.                                                                            27,000       254,391       209,250
EKCO Group Inc.                                                                       31,300       216,752       117,375
ENGLE Homes Inc.                                                                      11,000       169,976       168,437
Ennis Business Forms Iinc.                                                             5,300        58,618        52,668
Executive Risk Inc.                                                                    4,400       206,220       241,725
FLIR Systems Inc.                                                                      8,500       148,522       197,625
Flexsteel Industries Inc.                                                             18,000       216,000       231,750
Flowserve Corp                                                                        16,000       492,672       265,000
Fritz Companies Inc.                                                                  63,000       773,042       681,187
Global Industrials Technologies Inc.                                                  53,800       785,363       574,987
Haskel International Inc.                                                             17,900       293,100       211,593

                                                                    Schedule I-A

                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             As of December 31, 1998

                                     Fund H
                                (Lifestyle Fund)

                                                                    Maturity     Number of                   Fair Value
                                                     Rate             Date         Units          Cost        12/31/98
                                                    ------          --------     ----------   ------------  ------------
Haverty Furniture Company Inc.                                                      5,500         78,031      115,500
Holophane Corp                                                                      9,900        235,225      254,306
Interlink Computer Sciences, Inc.                                                  11,200         62,785       45,312
JLG Industries Inc.                                                                60,000        705,597      937,500
Kenan Transport Co                                                                 10,900        299,278      348,800
Kevco Inc.                                                                          3,500         46,223       29,000
Keystone Consolidated Indusrties Inc.                                              30,300        404,785      246,188
Komag Inc.                                                                         46,000        322,684      477,250
LTV Corp                                                                           90,800      1,201,358      527,775
Ladish Inc.                                                                        35,100        535,716      293,962
Lone Star Technologies Inc.                                                        18,600        339,375      188,325
MMI Companies Inc.                                                                 27,200        681,877      455,600
Manchester Equipment Co., Inc.                                                     14,900         74,712       51,218
Matrix Bancorp Inc.                                                                22,400        314,357      302,400
Matrix Pharmaceuticals, Inc.                                                       53,000        282,985      147,262
Morgan Products Ltd                                                                33,300        283,780      116,550
Motor Cargo Industries Inc.                                                        27,800        347,075      222,400
Myers Industries Inc.                                                              11,500        252,671      329,906
Nash Finch Co.                                                                      9,000        186,303      128,250
Nuevo Energy Co                                                                    30,300        703,769      348,450
Orthologic Corp                                                                    72,000        430,652      240,750
PBOC Holdings Inc.                                                                 12,000        171,158      123,000
PMI Group Inc.                                                                      2,400        123,275      118,500
Patrick Industries Inc.                                                            20,000        313,124      307,500
Penn America Group Inc.                                                            24,100        423,645      218,406
Perini Corp                                                                        24,000        192,949      123,000
Presidential Life Corp                                                              8,700        183,108      172,912
Professionals Group Inc.                                                            4,180        137,543      129,580
R & B Falcon Corp                                                                  33,490        725,348      255,361
R.P.M. Inc.                                                                         9,700        155,684      155,200
Read Rite Corp                                                                      7,700         80,818      113,815
Reynolds & Reynolds Co                                                             10,000        170,010      229,375
Rockshox Inc.                                                                      14,400         97,353       36,900
Rowan Companies Inc.                                                               14,500        128,286      100,000
Rush Enterprises Inc.                                                              12,100        134,763      133,100
Santa Fe International Corp                                                         9,500        125,920      138,937
Schultz SAV-O Stores Inc.                                                          17,100        277,501      282,150
Schweitzer Mauduit International Inc.                                              22,000        739,715      339,625
Seibels Bruce Group Inc.                                                           40,200        329,204      135,675
SOLA International Inc.                                                            18,700        450,499      322,575
Spacehab Inc                                                                       39,500        428,401      414,750
Standard Commercial Corp                                                           70,000      1,005,934      599,375
Superior Industries International Inc.                                             11,300        298,815      314,281
Symons International Group Inc.                                                    19,000        363,203      137,750

                                                                    Schedule I-A

                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             As of December 31, 1998

                                     Fund H
                                (Lifestyle Fund)

                                                                    Maturity     Number of                    Fair Value
                                                     Rate             Date         Units          Cost         12/31/98
                                                    ------          --------     ----------   ------------   ------------
Syms Corp                                                                           38,100         494,678        342,900
TBC Corp                                                                            16,200         107,493        115,425
Tidewater Inc.                                                                      10,200         238,356        236,512
Timberland Co                                                                       10,100         405,973        460,181
Timken Co                                                                           15,700         299,487        296,337
Tropical Sportswear International Corp                                              16,600         235,648        595,525
Tuscarora Inc.                                                                       4,500          67,886         60,187
Ultrak Inc.                                                                         50,000         534,786        368,756
Unisource Worldwide Inc.                                                            35,500         389,205        257,375
United Industrial Corp                                                              46,800         428,124        459,225
Watts Industries Inc.                                                               16,400         362,525        272,655
West Inc.                                                                           11,500         359,869        410,406
Wolverine Worldwide Inc                                                             33,700         372,419        446,525
STIF of State Street Bank & Trust Co                5.364%                         581,476         581,477        581,475
                                                                                               -----------    -----------
Total Small Cap Value                                                                          $30,264,063    $23,701,529

International Equity
ABN AMRO Holdings                                                                   15,720     $   354,137    $   330,516
AKZO Nobel                                                                          11,757         486,852        535,064
Allied Domecq PLC                                                                   47,079         480,779        435,279
Allied Zurich                                                                       27,960         342,708        420,167
Aust & NZ Bank Group                                                                91,015         662,558        595,649
Bayer AG                                                                             6,440         332,869        268,752
BIC                                                                                  3,486         194,006        193,286
BOC Group                                                                           16,613         219,218        238,197
Bohler Uddeholm                                                                      3,385         264,739        157,549
BQE National Paris                                                                   6,300         512,019        518,558
BRIT AMER Tobacco                                                                   30,710         165,858        270,417
BTR PLC                                                                            155,368         542,045        318,789
Buderus AG                                                                             775         341,803        282,266
Canadian Hunter Expl Ltd.                                                            7,156             685         46,817
Canadian Imperial Bk Toronto                                                        15,340         401,744        381,367
CGU                                                                                 31,360         370,362        494,444
Coats Viyella                                                                      261,200         501,779        117,168
CommerzBank AG                                                                      10,815         376,993        341,983
Cookson Group PLC                                                                  171,340         662,988        372,911
Dragerwerk AG                                                                       16,309         325,309        264,216
Dyckerhoff AG                                                                        1,155         397,192        320,178
Electrolux AB                                                                       27,745         402,985        476,372
Elementis                                                                          240,580         370,918        327,754
Elf Aquitaine                                                                        3,670         418,175        424,042
Eni SpA                                                                             73,690         417,850        481,328

                                                                    Schedule I-A

                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             As of December 31, 1998

                                     Fund H
                                (Lifestyle Fund)

                                                                     Maturity     Number of                    Fair Value
                                                      Rate             Date         Units          Cost         12/31/98
                                                     ------          --------     ----------   ------------   ------------
Fletcher Challenge                                                                  156,756       439,522        241,683
Forbo Holding                                                                           881       361,279        384,800
Getinge Industrier                                                                   25,005       513,082        375,468
Greencore Group                                                                      81,710       412,849        376,711
Hang Lung Devel Co                                                                  403,000       778,902        431,733
Hanson                                                                               90,250       440,961        718,221
Hillsdown Holdings                                                                  153,656       282,319        191,463
Hollandsche Beton                                                                    13,025       294,131        160,845
Hyder                                                                                16,675       226,688        210,549
ING Groep N.V.                                                                        9,955       437,095        606,721
Jardine Matheson                                                                    103,200       758,200        266,256
Koito Mfg Co                                                                         59,000       441,009        249,986
Kon Kpn N.V.                                                                          9,005       242,316        450,561
Kvaerner ASA                                                                          5,720       169,786        112,917
Kyocera Corp                                                                          9,300       447,705        491,118
Lafarge                                                                               5,482       347,619        520,647
Lloyds TSB Group                                                                     46,368       555,253        660,198
Medeva                                                                              118,045       325,296        209,849
National Westminster                                                                 33,965       494,987        657,405
NESTLE SA                                                                               214       292,557        465,793
New World Development Co                                                            119,000       408,433        299,512
Nexfor Inc.                                                                          12,480           723         49,397
Nichicon Corp                                                                        35,000       456,589        436,532
Nintendo Co                                                                           6,300       556,191        610,216
Noranda Inc.                                                                         28,625       576,180        285,594
Novartis AG                                                                             395       638,417        776,370
Pernod Ricard                                                                         6,199       303,715        402,474
Philips Electric                                                                      7,260       394,278        486,911
Pioneer International Ltd.                                                          215,989       691,836        456,622
Powergen                                                                             27,585       346,232        362,055
Promise Company Ltd.                                                                 12,300       601,379        639,752
Safeway                                                                              62,980       359,564        315,998
Saurer AG Arbon                                                                         492       363,038        293,688
Schw Ruckversicher                                                                      185       246,545        482,263
SGL Carbon                                                                            1,430        84,762         85,803
Sig Schweizerisne Industrie Gesellschaft Holding AG                                     541       388,745        318,999
Skand Enskilda                                                                       18,490       299,571        194,576
Smurfit (Jefferson) Group PLC                                                       247,050       651,746        444,572
Societe Generale                                                                      2,850       373,994        461,321
South China Morning Post                                                            573,000       500,112        293,984
Sulzer AG                                                                               526       331,410        320,113
Swire Pacific Ltd.                                                                   80,500       492,837        360,549

                                                                    Schedule I-A

                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             As of December 31, 1998

                                     Fund H
                                (Lifestyle Fund)

                                                                   Maturity     Number of                  Fair Value
                                                    Rate             Date         Units         Cost        12/31/98
                                                   ------          --------     ---------   -----------   -----------
Telecom Italia SPA                                                                 12,000        74,569        75,479
Telecom Italia SPA                                                                 46,800       383,951       399,093
Telefonica SA                                                                       9,430       331,344       418,685
Telefonica SA                                                                       9,430            --         8,369
TI Group                                                                           80,800       492,452       434,608
TNT Post Groep NV                                                                   8,120       137,916       261,489
Tomkins PLC                                                                       130,234       739,257       618,823
Total International Equity                                                          3,235       400,716       327,493
UPM Kymmene OY                                                                     17,900       439,328       498,489
Veba AG                                                                             8,221       461,865       491,799
Vossloh AG                                                                          9,545       273,328       280,638
Williams                                                                           50,471       293,344       288,459
Yodogawa Steel Works Ltd.                                                         116,000       643,069       437,115
STIF of State Street Bank & Trust Co               5.364%                       1,200,247     1,200,249     1,200,247
                                                                                            -----------   -----------
Total International Equity                                                                  $32,745,812   $30,514,080

Domestic Fixed Income
Aames Mortgage Trust                               6.590%           6/15/24       735,000   $   734,885   $   745,144
Allstate Corp                                      6.750%           5/15/18       565,000       571,347       587,223
Asset Securitization Corp                          7.100%           8/13/29       366,296       385,769       389,859
Asset Securitization Corp                          6.500%           2/14/41     1,370,780     1,379,776     1,402,309
Asset Securitization Corp                          6.850%           2/14/41       500,000       509,218       535,291
Associates Corp North America                      6.250%           11/1/08       770,000       767,985       797,351
BB & T Corp                                        6.375%           6/30/05     1,260,000     1,260,587     1,286,637
British Columbia Prov Canada                       5.375%          10/29/08       400,000       397,951       399,225
Century Tel Enterprises Inc.                       6.300%           1/15/08       580,000       576,710       596,252
Conseco Inc Medium Term Senior Notes               6.400%           6/15/01       685,000       684,467       659,916
Contimorgage Home Equity                           6.130%           3/15/13       800,000       799,888       801,745
CWMBS Inc                                          7.250%          11/25/27     2,375,532     2,348,065     2,427,025
Dayton Hudson Corp                                 5.950%           6/15/00       445,000       444,734       448,575
Equitable Life Assurance Soc. of USA               6.950%           12/1/05       565,000       572,766       598,964
Ericsson                                           6.750%           2/12/02       480,000       491,030       502,083
FCC National Bank Wilmington Del                   5.680%            6/3/99     2,000,000     1,999,437     1,999,437
Federal Home Loan Mortgage Corp                    6.250%           6/15/24       630,000       633,346       634,359
Federal National Mortgage Association              6.500%           12/1/99       770,000       773,368       775,051
Federal National Mortgage Association              6.000%           5/15/08     2,000,000     2,119,740     2,111,240
Federal National Mortgage Association              6.000%           12/1/99       580,000       571,481       571,481
Ford Motor Company                                 6.500%            8/1/18       800,000       807,964       819,616
GMAC Commercial Mortgage Sec Inc                   0.999%           5/15/31       800,000       808,625       828,784
GTE Corp                                           6.360%           4/15/06       580,000       599,397       606,801
Hartford Financial Services Group Inc.             6.375%           11/1/08       375,000       374,051       385,293

                                                                    Schedule I-A

                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             As of December 31, 1998

                                     Fund H
                                (Lifestyle Fund)

                                                                   Maturity     Number of                  Fair Value
                                                    Rate             Date         Units         Cost        12/31/98
                                                   ------          --------     ---------   -----------   -----------
Household Financial Corp                           6.500%          11/15/08       565,000     583,837       587,893
JP Morgan Commercial Mortgage Financial Corp       6.373%           1/15/30       538,908     541,603       548,452
Lucent Technologies Inc.                           5.500%          11/15/08       400,000     400,339       404,294
Manitoba Province Canada                           5.500%           10/1/08       405,000     409,451       409,536
Mattel Inc.                                        6.000%           7/15/03       400,000     398,927       403,884
MCI Communications Corp                            6.125%           4/15/12       555,000     554,196       563,447
Mellon Financial Co                                5.750%          11/15/03       565,000     566,363       568,915
Merrill Lynch & Co Inc                             6.000%          11/15/04       500,000     499,037       501,765
Morgan Stanley Capital I Inc                       6.440%           1/15/28       750,000     753,679       766,807
Morgan Stanley Capital I Inc                       6.550%          12/15/07     1,000,000   1,014,328     1,034,580
National Rural Utility Coop Fin                    6.200%            2/1/08       660,000     693,215       685,720
Nationsbank Corp                                   6.375%           5/15/05       690,000     713,945       717,220
Norfolk Southern Corp                              6.950%            5/1/02       500,000     520,212       519,640
Norwest Asset Securities Corp                      6.750%           2/25/13       968,784     970,031       976,549
Occidental Petroleum Corp                          6.400%            4/1/03       235,000     234,782       231,279
Ontario Province Canada                            5.500%           10/1/08       405,000     403,641       406,559
Petroleum Geo Services A/S                         6.625%           3/30/08       550,000     547,821       536,915
Philadelphia Electric Co                           7.125%            9/1/02       275,000     282,939       288,323
Philadelphia Electric Co                           6.625%            3/1/03     1,045,000   1,071,847     1,081,951
Raytheon Co                                        6.300%           3/15/05       575,000     584,426       589,369
Republic of Ireland                                6.875%           3/10/03       400,000     429,400       423,000
Residential Accredit Loans Inc.                    7.250%           7/25/27     2,500,000   2,480,565     2,548,172
Sears Credit Account Master Trust II               5.250%          10/16/08       785,000     777,679       769,048
Structured Asset Securities Corp                   6.790%          10/15/34     1,363,182   1,382,197     1,421,417
Suntrust Banks Inc                                 6.000%           1/15/28       710,000     699,478       725,534
TCI Communications Inc                             6.875%           2/15/06       535,000     571,063       570,882
UCFC Loan Trust                                    6.800%           2/15/12       930,826     934,898       930,397
United States Treasury Bills                       4.360%           6/24/99        60,000      58,735        58,735
United States Treasury Bonds                       3.625%           4/15/28       766,232     754,383       743,245
United States Treasuty Notes                       6.375%           1/15/00       155,000     155,528       157,614
United States Treasuty Notes                       5.875%           2/15/04     4,000,000   4,052,163     4,220,000
United States Treasuty Notes                       5.500%          12/31/00       480,000     487,926       488,025
United States Treasuty Notes                       6.375%           5/15/99       115,000     115,162       115,718
United States Treasuty Notes                       6.500%           5/31/01     7,000,000   7,044,145     7,292,040
United States Treasuty Notes                       6.625%           5/15/07     3,000,000   3,112,514     3,373,590
United States Treasuty Notes                       6.250%           6/30/02     3,205,000   3,203,121     3,364,258
United States Treasuty Notes                       5.625%           4/30/00     6,235,000   6,241,143     6,310,009
United States Treasuty Notes                       5.625%           5/15/08       560,000     599,982       597,539
USA Waste Services Inc                             6.500%          12/15/02       575,000     592,277       584,263

                                                                    Schedule I-A

                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             As of December 31, 1998

                                     Fund H
                                (Lifestyle Fund)

                                                                   Maturity     Number of                  Fair Value
                                                    Rate             Date         Units         Cost        12/31/98
                                                   ------          --------     ---------   -----------   -----------
Walt Disney Co                                     5.125%          12/15/03       430,000       429,456       427,617
Walt Disney Co                                     6.750%           3/30/06       250,000       263,964       270,535
STIF of State Street Bank & Trust Co               5.364%                         961,868       961,968       961,868
                                                                                            -----------   -----------
Total Domestic Fixed Income                                                                 $67,704,853   $69,086,265

International Bond
American Express Co                                5.800%            1/8/99     3,000,000   $ 2,996,616   $ 2,996,616
Associates Corp North America                      5.350%           8/27/01       600,000       599,709       596,476
AWB Limited                                        6.250%            1/5/99     3,000,000     2,997,916     2,997,916
Banc One Auto Grantor Trust                        6.270%          11/20/03        98,105        98,948        99,211
Bundesrepublik Deutschland                         6.500%            7/4/27       600,000       433,957       451,638
British Treasury Note                              8.000%           6/10/03     2,800,000     5,369,513     5,307,858
British Treasury Note                              7.000%            6/7/02     3,700,000     6,519,335     6,611,314
Canadian Government                                6.625%           10/3/07     1,390,000       728,439       743,310
Canadian Government                                8.000%            6/1/23       400,000       360,363       361,269
Canadian Government                                6.000%            6/1/08     2,600,000     1,783,872     1,841,347
Canadian Government                                5.250%            9/1/03     1,330,000       883,364       888,232
Chase Manhattan Grantor Trust                      6.610%           9/15/02       101,012       102,022       102,256
Commonwealth of Australia                          7.500%           9/15/09     6,756,000     5,135,650     4,932,596
Commonwealth of Australia                          8.750%           8/15/08       512,000       414,032       402,317
Daimler Benz Vehicle Owner Trust                   5.230%           6/10/00       340,000       339,969       339,309
Delta Air Lines Inc                                6.033%           6/29/99       210,000       210,000       205,012
Emergent Home Equity Loan Trust                    6.745%           5/15/12       367,792       368,768       369,049
Euro Investment Bank                               7.250%            6/7/02     2,000,000     3,490,301     3,565,446
Federal National Mortgage Association              5.500%           2/25/05        71,621        71,262        71,286
Federal National Mortgage Association              6.875%            6/7/02     2,000,000     3,443,130     3,533,238
Federal National Mortgage Association              7.250%           6/20/02     3,810,000     2,010,086     2,082,320
Federal Republic of Germany                        5.625%            1/4/28     8,156,000     5,482,915     5,515,307
Ford Motor Credit Co                               5.610%           1/15/99     3,000,000     2,993,455     2,993,455
GE Capital Mortgage Services Inc                   6.825%          12/25/10     1,192,580     1,192,579     1,193,426
General Electric Capital Corp                      5.650%           1/15/99     3,000,000     2,993,408     2,993,408
General Motors Acceptance Corp                     5.810%            1/6/99     3,000,000     2,997,579     2,997,579
Government National Mortgage Association           7.000%           7/20/25       342,031       348,209       346,949
Government National Mortgage Association           7.000%           9/20/25       174,103       177,249       176,551
Government National Mortgage Association           7.000%          12/20/25        35,186        35,735        35,927
Government National Mortgage Association           7.000%           9/20/26        88,993        90,383        90,389
Government National Mortgage Association           6.500%          11/20/26       159,233       161,646       161,173
Government National Mortgage Association           7.000%          12/20/26       437,660       442,233       443,130
Government National Mortgage Association           6.875%           4/20/27     1,282,555     1,304,983     1,299,125
Government of Spain                                6.000%           1/31/08   680,000,000     5,457,979     5,515,014

                                                                    Schedule I-A

                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             As of December 31,1998

                                     Fund H
                                (Lifestyle Fund)

                                                                   Maturity      Number of                        Fair Value
                                                    Rate             Date          Units            Cost           12/31/98
                                                   ------          --------    -------------   --------------   --------------
Greek Drachma                                                                        250,255              899              895
Heller Financial Inc                               5.686%            4/l/99        1,300,000        1,299,007        1,284,128
International Bank Reconstruction & Development    7.000%           9/18/00        3,300,000        1,710,968        1,769,036
Japanese Yen                                                                      46,402,000          381,806          410,456
Kingdom of Denmark                                 7.000%          11/15/07        3,300,000          542,228          622,584
Kingdom of Denmark                                 6.000%          11/15/02        5,700,000          857,508          961,897
Kingdom of Sweden                                  6.500%            5/5/08        6,300,000          866,907          908,921
New Zealand Dollar                                 8.000%          11/15/06          410,000          255,731          250,671
New Zealand Dollar                                 4.500%           2/15/06          500,000          262,103          277,224
New Zealand Dollar                                                                   139,498           72,587           73,405
New Zealand Government                             7.000%           7/15/09        1,100,000          649,663          649,979
Republic of France                                 3.000%           7/25/09        4,807,564          867,627          854,717
Republic of Greece                                 8.800%           6/19/07      870,600,000        3,128,439        3,469,189
Republic of Italy                                  6.000%            1/1/00      285,000,000          172,088          177,020
Republic of Italy                                  7.250%           11/1/26    2,625,000,000        2,007,396        2,158,169
Republic of Italy                                  4.750%            5/1/03    1,070,000,000          670,269          683,378
Republic of Italy                                  5.000%            5/l/08      610,000,000          384,689          398,257
SLM Student Loan Trust                             4.538%          10/25/05        2,122,629        2,117,468        2,102,697
SLM Student Loan Trust                             5.227%           4/25/07        2,747,144        2,747,147        2,716,848
United States Treasury Note                        3.625%           7/15/02           86,409           86,399           85,761
World Bank - IBRD                                  7.250%            4/9/01        3,565,000        1,843,086        1,927,508
World Bank - IBRD                                  7.250%           5/27/03        1,110,000          583,403          611,101
State Street Bank & Trust Co                       5.364%                          9,558,771        9,558,772        9,558,774
                                                                                               --------------   --------------
Total International Bond                                                                       $   93,101,795   $   94,212,064

Short Term
Bankers Trust New York Corp                        5.540%           1/19/99          500,000   $      498,615   $      498,615
Bank New York                                      5.750%           5/14/99          500,000          499,912          499,912
Bank of Nova Scotia                                5.650%           3/23/99          500,000          499,827          499,827
Banque National De Paris                           5.640%           3/19/99          700,000          699,735          699,735
Chase Manhattan Bank                               5.740%           5/10/99          500,000          499,898          499,898
Deutsche Bank AG                                   5.740%           5/20/99          500,000          499,907          499,907
Federal Home Loan Bank                             4.790%            6/2/99          500,000          489,887          489,887
Federal Home Loan Mortgage                         4.800%            6/2/99          500,000          489,866          489,866
Rabobank Nederland                                 5.750%           5/14/99          500,000          499,913          499,913
Westdeutcshe Landesbank Giroz                      4.840%           11/5/99          500,000          499,839          499,839
STIF of State Street Bank & Trust Co               5.364%                          5,362,255        5,362,257        5,362,257
                                                                                               --------------   --------------
Total Short Term                                                                               $   10,539,656   $   10,539,656

Total Assets Held for Investment - Fund H                                                      $  310,722,361   $  315,150,696
                                                                                               ==============   ==============

Total Assets Held For Investment In The
Savings Incentive Plan                                                                         $2,045,393,963   $2,882,859,970
                                                                                               ==============   ==============

                                                                    SCHEDULE I-B

     THE SAVINGS INCENTIVE PLAN OF CITIBANK, NA AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
           Item 27A - Schedule of Assets Held for Investment Purposes
                     Which Were Both Acquired & Disposed of
                  Within the Plan Year Ended December 31, 1998

                                                                                    Cost of          Proceeds of             Net
Principal Amount                         Description of Issue                     Acquisition        Disposition         Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
International Equity

          1,236        Credit Suisse                                                 274,322            203,681            (70,642)
            165        Grope (Fredric) AG                                             49,583             58,105              8,522
         37,275        Abbey National                                                648,187            675,127             26,940
         67,000        McKenzie                                                      486,846            371,874           (114,972)
         45,300        Tate & Lyle                                                   373,477            351,444            (22,033)
         21,600        HSBC Holdings                                                 501,684            478,762            (22,922)
         30,240        Singapore Development Bank                                    162,190            223,690             61,500

Domestic Fixed Income

        945,000        Allied Signal Inc, 6.2%, 2/1/08                               945,430            949,666              4,236
        425,000        Bell South Communications, 6%, 6/15/02                        424,503            425,718              1,215
        350,000        Beneficial Corporation, 6.25%, 2/18/03                        349,601            350,396                795
        325,000        Government of Canada 11/5/08                                  324,925            321,035             (3,890)
        365,000        Computer Associates International Inc 6.375%,4/15/05          363,069            363,144                 75
        365,000        Computer Associates International Inc. 6.375%, 4/15/05        363,144            359,667             (3,477)
        735,000        Contimortgage Home Equity Loan Trust, 6.870%, 3/15/24         735,000            747,633             12,633
        700,000        Contimortgage Home Equity Loan Trust,6.280%, 1/15/13          699,912            703,828              3,916
        650,000        Contimortgage Home Equity Loan Trust,6.570%, 3/15/23          649,969            651,777              1,808
        505,000        Credit Suisse First Boston, 6.5%, 5/1/08                      502,324            504,636              2,312
        505,000        Donaldson Lufkin & Jenrette, 6.5%, 6/1/08                     502,904            506,515              3,611
      2,250,000        First Union Lehman Mortgage Trust, 6.650%, 12/18/07         2,261,183          2,311,260             50,077
        700,000        Ford Motor Company, 6.625%, 2/15/28                           697,676            696,367             (1,309)
        800,000        Ford Motor Company Credit Corporation, 6.125%, 4/28/03        807,736            819,736             12,000
        400,000        General Electric Capital Corporation, 5.6%, 1/14/00           400,128            402,576              2,448
        320,000        General Motors Acceptance Corporation, 5.75%, 11/10/03        318,765            319,720                955
        500,000        Household Financial Corporation, 6.4%, 6/17/08                500,290            503,185              2,895
        350,000        Lehman Brothers Holdings, 6%, 2/26/01                         349,314            345,482             (3,832)
        350,000        Lehman Brothers Holdings, 6.150%, 3/15/00                     349,927            350,823                896
        795,000        Proctor & Gamble Co, 6.125%, 5/8/08                           802,545            838,900             36,355
        285,000        Merrill Lynch & Co, 6%, 2/12/03                               284,866            285,322                456
        465,000        Merrill Lynch & Co, 6%, 7/15/05                               462,043            466,018              3,975
        700,000        Norfolk Southern Corp, 7.350%, 5/15/07                        752,864            766,913             14,049
        500,000        Pacificorp, 6.375%, 5/15/08                                   498,500            498,355               (145)

                                                                    SCHEDULE I-B

    THE SAVINGS INCENTIVE PLAN OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
           Item 27A - Schedule of Assets Held for Investment Purposes
                     Which Were Both Acquired & Disposed of
                  Within the Plan Year Ended December 31, 1998

                                                                                    Cost of          Proceeds of             Net
Principal Amount                         Description of Issue                     Acquisition        Disposition         Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Domestic Fixed Income
        575,000        Pitney Bowes Credit Corporation, 5.650%, 1/15/03                569,940           570,931               991
        510,000        Ras Laffan Liquefield Natural Gas, 7.628%, 9/15/06              523,444           519,104            (4,340)
        190,000        Raytheon Co, 5.950%, 3/15/01                                    189,766           192,248             2,482
      1,000,000        SLM Student Loan Trust, 1%, 1/25/07                           1,000,000         1,000,000                --
        725,000        Sears Roebuck Acceptance Corporation, 6%, 3/20/03               720,230           724,783             4,553
        760,000        SONY Corporation, 6.125%, 3/4/03                                761,153           784,334            23,181
        760,000        USA Waste Services Inc, 6.125%, 7/15/01                         759,065           773,019            13,954
        365,000        Union Pacific, 6.5%, 5/15/05                                    364,095           359,760            (4,335)

International Bond

      7,200,000        Australia Commonwealth, 10%, 10/15/07                         5,680,991         5,730,044            49,053
     28,800,000        Federal Republic of Germany, 5.25%, 1/4/08                   16,405,532        16,512,707           107,175
    285,000,000        Government of Spain, 5.25%, 1/31/03                           1,995,485         2,103,531           108,046
  1,890,000,000        Kingdom of Spain, 6%, 1/31/29                                14,819,129        14,916,833            97,704
     80,000,000        Republic of Finland, 7.25%, 4/18/06                          16,671,528        16,784,457           112,929
     46,000,000        Republic of Finland, 6%, 4/25/08                              9,770,764        10,098,208           327,444
     55,370,000        Government of France, 5.250%,4/25/08                          9,454,642         9,555,374           100,732
      4,380,000        British Treasury Bill, 9%, 10/13/08                           9,081,612         9,073,906            (7,706)
    586,500,000        Government of Japan, 2.6%, 9/20/07                            4,789,391         4,652,219          (137,172)
    309,000,000        Government of Japan, 4.1%, 12/22/03                           2,682,271         2,578,938          (103,333)
        500,000        Government of Poland, 1%, 10/27/24                              324,063           301,480           (22,583)
        500,000        Government of Poland, 1% 10/27/24                               356,875           325,000           (31,875)
        440,000        Republic of Croatia, 1%, 7/31/10                                389,082           300,800           (88,282)
        314,313        Republic of Croatia, 1%,  7/31/06                               287,911           226,911           (61,000)
        500,000        Lehman Brothers Holdings Inc., 8.15%, 5/15/00                   498,440           509,985            11,545
        640,000        Merrill Lynch & Co., 5.767%, 11/1/01                            640,000           638,694            (1,306)

Note: Transactions exempt under Section 2520.103-11 of the Rules and Regulations for Reporting and Disclosure as issued by the Department of Labor effective for Plan years beginning in 1977 and thereafter are not included in this schedule

                                                                     SCHEDULE II

    THE SAVINGS INCENTIVE PLAN OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
         Item 27d - Schedule of Reportable Transactions During the Year
                             Ended December 31, 1998

A. Single Transaction in Excess of 5% (or $142,988,264) of Current Value (or $2,859,765,283) of Plan Assets at the Beginning of the Year: NONE

B. Series of Non-Security Transactions with Same Party, Aggregating Over 5% (or $142,988,264) of Current Value (or $2,859,765,283) of Plan Assets at the Beginning of the Year: NONE

                                                                     SCHEDULE II

    THE SAVINGS INCENTIVE PLAN OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (As Amended and Restated)
         Item 27d - Schedule of Reportable Transactions During the Year
                             Ended December 31, 1998

C. Series of Transactions With Respect to Securities of the Same Issue Aggregating over 5% (or $142,988,264) of Current Value (or $2,859,765,283) of Plan Assets at the Beginning of the Year:

----------------------------------------------------------------------------------------------------------------------------------
                                     PURCHASE         SELLING     EXPENSE WITH     COST OF    CURR. VALUE OF ASSET ON   NET GAIN
                                       PRICE           PRICE          TRADE         ASSET        TRANSACTION DATE        (LOSS)
----------------------------------------------------------------------------------------------------------------------------------

Short Term Investment Fund          347,745,953                                   347,745,953       347,745,953
of State Street Bank and Trust
Company                                             352,309,521         0         352,309,521       352,309,521                  0

        No. Of Transactions             129             121
----------------------------------------------------------------------------------------------------------------------------------

Citigroup Inc.                      519,948,009                                   519,948,009       519,948,009
                                                    21,495,159          0          10,681,682        21,495,159         10,813,477
        No. Of Transactions              14             61
----------------------------------------------------------------------------------------------------------------------------------

Citicorp                            269,077,570                                   269,077,570       269,077,570
                                                    688,244,373         0       1,235,747,511       688,244,373       (547,503,138)
        No. Of Transactions              58             214
----------------------------------------------------------------------------------------------------------------------------------

First Union Repo                    286,630,000                                   286,630,000       286,630,000
                                                    286,630,000         0         286,630,000       286,630,000                  0
        No. Of Transactions              22             22
----------------------------------------------------------------------------------------------------------------------------------

Fuji Repo                          3,397,077,000                                3,397,077,000     3,397,077,000
                                                   3,397,077,000        0       3,397,077,000     3,397,077,000                  0
        No. Of Transactions             152             152
----------------------------------------------------------------------------------------------------------------------------------

Lanston Repo                        173,931,000                                   173,931,000       173,931,000
                                                    173,931,000         0         173,931,000       173,931,000                  0
        No. Of Transactions              8               8
----------------------------------------------------------------------------------------------------------------------------------

HSBC Repo                           252,472,000                                   252,472,000       252,472,000
                                                    252,472,000         0         252,472,000       252,472,000                  0
        No. Of Transactions              10             10
----------------------------------------------------------------------------------------------------------------------------------

Nomura Repo                         336,042,000                                   336,042,000       336,042,000
                                                    336,042,000         0         336,042,000       336,042,000                  0
        No. Of Transactions              18             18
----------------------------------------------------------------------------------------------------------------------------------

Salomon Repo                        151,528,000                                   151,528,000       151,528,000
                                                    182,554,000         0         182,554,000       182,554,000                  0
        No. Of Transactions              5               6
----------------------------------------------------------------------------------------------------------------------------------

D. Transactions with Same Person involved in an individual transaction aggregating over 5% (or $142,988,264) of Current Value (or $2,859,765,
      283) of Plan Assets at the Beginning of the Year: NONE